DELAWARE(SM)
INVESTMENTS
============


                                                      Delaware Tax-Free USA Fund

                                                  Delaware Tax-Free Insured Fund

                                         Delaware Tax-Free USA Intermediate Fund

                                Delaware National High-Yield Municipal Bond Fund

Tax-Exempt Income

                                                         2000 SEMI-ANNUAL REPORT

[Tax-Exempt Income Artwork]

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio
Management Review                                               3

Performance Summary

  Delaware Tax-Free
  USA Fund                                                      6

  Delaware Tax-Free
  Insured Fund                                                  7

  Delaware Tax-Free USA
  Intermediate Fund                                             8

  Delaware National High-Yield
  Municipal Bond Fund                                           9

Financial Statements

  Statements of Net Assets                                     10

  Statement of Assets
  and Liabilities                                              22

  Statements of Operations                                     23

  Statements of Changes in
  Net Assets                                                   24

  Financial Highlights                                         26

  Notes to Financial
  Statements                                                   38

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o  Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
o  We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide conservative investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
o  We offer over 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds

   o Mid-cap equity                  o Investment grade bonds

   o Small-cap equity                o Municipal bonds (24 single-state funds)

   o International equity            o International fixed-income

   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"OVER THE PAST SIX MONTHS, YIELDS ON THE BENCHMARK 30-YEAR TREASURY HAVE RISEN. AT THE SAME TIME, THE DIFFERENCE IN YIELDS BETWEEN MUNICIPAL AND TAXABLE BONDS WITH THE SAME MATURITIES HAS NARROWED."*
--------------------------------------------------------------------------------

March 22, 2000

Recap of Events - During the past six months, fixed-income investors have experienced a volatile and challenging market environment. Following the Federal Reserve Board's interest rate increase on June 30, 1999, the bond market faced four additional interest rate hikes through March 21, 2000. It also endured competition from a rising equity market and year-end 1999 tax loss selling.

Over the past six months, yields on the benchmark 30-year Treasury have risen. At the same time, the difference in yields between municipal and taxable bonds with the same maturities has narrowed.* As of February 29, 2000, the yield on long-term municipal bonds was equal to about 95% of the yield of the 30-year Treasury bond -- well above the long-term historical ratio of 84% (Source:
Bloomberg).

Although we are now seeing tax-free yields in the neighborhood of 6%, the rising interest rate environment continues to test the mettle of bond holders in terms of overall returns and protection of principal. In addition, the extraordinary returns available in the equity markets continue to draw investors' attention, diverting investment dollars from bond investments.

Fortunately, the somewhat weak demand for bonds was counterbalanced, at least partially, by a shrinking supply of new municipal bond issues. While 1999 recorded the second-highest total dollar level of bonds issued for new projects, the supply decreased relative to 1998, as higher interest rates suppressed municipalities' desire to refinance.

Average Total Returns
For Period Ended February 29, 2000                                   Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free USA Fund Class A                                     -1.25%
--------------------------------------------------------------------------------
Lipper General Municipal Debt Fund Average (281 funds)                 -1.31%
--------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund Class A                                 -0.77%
--------------------------------------------------------------------------------
Lipper Insured Municipal Debt Fund Average (50 funds)                  -0.86%
--------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund Class A                        +0.28%
--------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Fund Average (127 funds)            -0.05%
--------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund Class A               -3.23%
--------------------------------------------------------------------------------
Lipper High-Yield Municipal Debt Fund Average (57 funds)               -2.90%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                   -0.24%
Lehman Brothers Insured Municipal Bond Index                           -0.21%
Merrill Lynch 3-7 Year Municipal Bond Index                            +0.34%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 6 through 9. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper Analytical. Source: Lipper Analytical Services, Inc. The unmanaged Lehman Brothers and Merrill Lynch Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.

*The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries. Municipal bonds have historically had annual default rates of less than 2%.

[Tax-Exempt Income Artwork]
--------------------------------------------------------------------------------

Delaware's National Tax-Free Funds - Given the prevailing market conditions, your Funds' portfolio managers followed a defensive strategy of shortening portfolio duration for all of the Funds except Delaware Tax-Free USA Fund while maintaining credit quality for all of the Funds. As a result, we were able to maintain or increase the overall yield of Delaware's national tax-free municipal bond funds, but at a lower level of interest rate risk. This strategy worked well for each Fund covered in this report except Delaware National High-Yield Municipal Bond Fund. This Fund's relatively longer duration position at the start of the fiscal period, along with its larger allocation to the troubled healthcare sector, hurt the Fund's performance in the fourth quarter of 1999.

In the pages that follow, your Funds' portfolio managers, Mitchell L. Conery and Patrick P. Coyne discuss their strategy and the performance of Delaware's national tax-free municipal bond funds.

Market Outlook - We believe fixed-income investments play an important role in well-balanced portfolios, even as stocks continue to capture more attention and a larger share of investors' assets. Looking forward, we anticipate that the next six months will present us with much the same situation as we've been experiencing: a rising interest rate environment coupled with continued volatility in the stock market. As we write, Federal Reserve Chairman Alan Greenspan has reiterated his belief that rising stock market prices, along with a tight U.S. labor market, continue to fuel concerns about inflation. In our opinion, the dynamic between a robust new economy and a restrictive monetary policy which has kept investors on the edge of their seats over the last six months appears likely to remain the dominant theme for the immediate future.

This climate challenges even the most seasoned fixed-income investors.
In this environment, we believe the best strategy is to patiently reap the bounty of interest payments, without taking risky bets on specific sectors or the direction of interest rates. We applaud you for remaining committed to your investment plan and thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                       /s/ David K. Downes
------------------------------           --------------------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments                     Delaware Investments
  Family of Funds                          Family of Funds

                                                              Mitchell L. Conery
                                                        Senior Portfolio Manager

                                                                Patrick P. Coyne
                                                        Senior Portfolio Manager

                                                                  March 22, 2000


Delaware Tax-Free USA Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                                  5.11%
--------------------------------------------------------------------------------
Average Effective Duration                                             8.0 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                          13.9 years
--------------------------------------------------------------------------------

 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day yields as of 2/29/00 for Class B shares was 4.51% and for Class C shares was 4.52%. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

Delaware Tax-Free Insured Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                                  4.61%
--------------------------------------------------------------------------------
Average Effective Duration                                             7.2 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                          11.7 years
--------------------------------------------------------------------------------

 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day yields as of 2/29/00 for Class B and C shares were both 3.99%.

** Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

PORTFOLIO MANAGEMENT REVIEW
---------------------------


The Funds' Results
In an environment that was unfavorable to fixed-income funds, our strategy of maintaining credit quality and lowering duration for most of the Funds generally worked well. Our focus has been on providing higher income to shareholders. By buying bonds at a "premium" -- that is bonds selling at prices higher than their face value -- we have been able to boost yield even while we were shortening the duration of most of our portfolios. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. In general, the longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. This strategy has resulted in a solid combination of slightly above-average returns and lower risk for all of the bond funds covered in this report except Delaware National High-Yield Municipal Bond Fund.

Delaware Tax-Free USA Fund
During the past six months, your Fund preserved principal slightly better than its peers. The Fund returned -1.25% (Class A shares at net asset value with distributions reinvested) compared to the Lipper General Municipal Debt Fund Average of -1.31% for the six months ended February 29, 2000. The duration of the Fund rose during the period from 7.5 to 8.0 years. The Fund held some older bonds that were not called on their call date. Their duration increased when they were subsequently priced to their maturity date.

Two strategies worked well for the Fund. We avoided the healthcare sector, which continued to perform poorly. In addition, we were able to provide tax-exempt income by maintaining our focus on higher quality coupon-paying bonds.

Delaware Tax-Free Insured Fund
Delaware Tax-Free Insured Fund preserved principal somewhat better than its peer group returning -0.77% (Class A shares at net asset value with distributions reinvested) compared to a -0.86% return for the Lipper Insured Municipal Debt Fund Average. Consistent with the Fund's strategy, 85.81% of the portfolio was invested in AAA-rated, insured bonds. However, as we have done in the past, we also purchased some uninsured instruments to increase the Fund's 30-day yield from 4.09% to 4.61% over the period. At the same time, we decreased the portfolio's duration from 7.7 to 7.2 years. The shorter duration, which means less sensitivity to interest rate changes, helped the Fund's performance in a rising interest rate environment.

Delaware Tax-Free USA
Intermediate Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
  Before Expense Limitation                                                4.28%
  After Expense Limitation                                                 4.42%
--------------------------------------------------------------------------------
Average Effective Duration                                             5.4 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                           7.6 years
--------------------------------------------------------------------------------

 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yields as of 2/29/00 for Class B shares were 3.56% before the expense limitation and 3.69% after the expense limitation. For Class C shares the 30-day SEC yield as of 2/29/00 were 3.55% before the expense limitation and 3.69% after the limitation.

Delaware National High-Yield
Municipal Bond Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
  Before Expense Limitation                                                5.08%
  After Expense Limitation                                                 5.40%
--------------------------------------------------------------------------------
Average Effective Duration                                             8.6 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                          16.3 years
--------------------------------------------------------------------------------

 * For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yields as of 2/29/00 for Class B shares were 4.52% before the expense limitation and 4.85% after the expense limitation. For Class C shares the 30-day SEC yields as of 2/29/00 were 4.51% before the expense limitation and 4.85% after the limitation.

** Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

[Tax-Exempt Income Artwork]

Delaware Tax-Free USA Intermediate Fund
The past six months have been a fairly successful period for the Fund, which posted a return of +0.28% (Class A shares at net asset value with distributions reinvested), beating the Lipper Intermediate Municipal Debt Fund Average of -0.05%. We maintained the Fund's AA rating, and we lowered the duration from 6.7 to 5.4 years.

In September, we began to restructure the portfolio's holdings a bit. We realized gains when we sold some longer term bonds and we repositioned the portfolio with a shorter duration that we believe is better suited for the current rising interest rate environment. Your Fund's 30-day yield has increased during the six-month period, rising from 3.93% to 4.42%.

Delaware National High-Yield Municipal Bond Fund
High-yield, higher risk funds were hit the hardest during the past six months, particularly in the fourth quarter of 1999. Your Fund finished the period with a -3.23% total return (Class A shares at net asset value with distributions reinvested). The Lipper High-Yield Municipal Debt Fund Average returned -2.90% for the six-month period. Your Fund's average quality rating was NR, the same as last fiscal period and we decreased duration from 9 to 8.6 years. Your Fund's 30-day yield increased during the six-month period from 4.76% to 5.40%. We pursued a more defensive duration posture during the six-month period. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. In general, the longer the duration, the more the bond's price will change for a given increase or decrease in interest rates.

In line with its high-yield focus, this Fund invests in lower quality bonds with longer maturities and in sectors that offer attractive interest income. Unfortunately, both the Fund's longer duration compared to its benchmark and exposure to the healthcare/hospital sector hurt its performance in the last six months.

"REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO TAXABLE INVESTMENT INCOME."*
--------------------------------------------------------------------------------

Outlook
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth for the remainder of this year. We don't think this will create an inflationary environment if labor productivity can maintain respectable gains.

The Federal Reserve is on the path of increasing short-term interest rates. There have been five one-quarter point increases in short-term interest rates since June 1999. Clearly, the Federal Reserve's goal is to slow the pace of the U.S. economic climate to what it believes is a non-inflationary rate of growth.

We have seen some slowdown in the economy and the equity markets, as evidenced by the recent drop in the Dow Jones Industrial Average, which is down -12.56% for the six-month period ended February 29, 2000. We think longer term bonds -- including municipals -- could potentially rally if the equity market remains subdued. If bond prices rise, state municipal bond mutual funds, such as any of our four Delaware municipal bond funds have the potential to rise in value.

Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to taxable investment income.* In our view, investors seeking to diversify their portfolios with less volatile investments will continue to find attractive opportunities in municipal bonds and municipal bond funds in the years to come.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS

Fund Objective

To seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and is consistent with prudent investment management and preservation of capital.

Assets Under Management
$471.52 million

Number of Holdings
102

Fund Start Date
January 11, 1984

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York. Prior to joining Delaware Investments in 1997, he served as a Municipal Bond Investment Officer with the Travelers Group and held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments in 1989.

NASDAQ Symbols
Class A  DMTFX
Class B  DTFCX
Class C  DUSCX

DELAWARE TAX-FREE USA FUND PERFORMANCE

Average Total Returns
Through February 29, 2000           Lifetime   10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge            +8.09%      +5.66%    +3.54%       -5.56%
   Including Sales Charge            +7.83%      +5.26%    +2.76%       -9.13%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge            +2.86%                +2.72%       -6.31%
   Including Sales Charge            +2.73%                +2.40%       -9.89%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge            +1.60%                             -6.31%
   Including Sales Charge            +1.60%                             -7.21%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge, and for periods after June 1, 1992, a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

FUND BASICS

Fund Objective

To seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and is consistent with prudent investment management and preservation of capital by investing in municipal bonds insured by private insurance companies.

Assets Under Management
$68.74 million

Number of Holdings
36

Fund Start Date
March 25, 1985

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

NASDAQ Symbols
Class A  DMFIX
Class B  DTXBX
Class C  DTXCX


DELAWARE TAX-FREE INSURED FUND PERFORMANCE

Average Total Returns
Through February 29, 2000            Lifetime   10 Years   Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge             +6.96%     +5.59%      +4.22%     -4.13%
   Including Sales Charge             +6.69%     +5.19%      +3.42%     -7.74%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge             +3.53%                 +3.39%     -4.90%
   Including Sales Charge             +3.40%                 +3.07%     -8.55%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge             +2.38%                            -4.90%
   Including Sales Charge             +2.38%                            -5.81%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and, for periods after June 1, 1992, a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

FUND BASICS

Fund Objective

To seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and is consistent with prudent investment management and preservation of capital.

Assets Under Management
$27.39 million

Number of Holdings
31

Fund Start Date
January 7, 1993

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

NASDAQ Symbols
Class A  DMUSX
Class B  DUIBX
Class C  DUICX

DELAWARE TAX-FREE USA INTERMEDIATE
FUND PERFORMANCE

Average Total  Returns
Through February 29, 2000              Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 1/7/93)
   Excluding Sales Charge               +5.17%        +4.76%         -1.75%
   Including Sales Charge               +4.77%        +4.18%         -4.43%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge               +3.90%        +3.88%         -2.58%
   Including Sales Charge               +3.90%        +3.88%         -4.46%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge               +3.07%                       -2.58%
   Including Sales Charge               +3.07%                       -3.52%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Voluntary expense limitations were in effect for the periods shown. Returns would have been lower without the limitations.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

[Tax-Exempt Income Artwork]

FUND BASICS

Fund Objective

To seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium and lower-grade municipal obligations.

Assets Under Management
$110.13 million

Number of Holdings
100

Fund Start Date
September 22, 1986

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

NASDAQ Symbols
Class A  CXHYX
Class B  DVNYX
Class C  DVHCX


DELAWARE NATIONAL HIGH-YIELD MUNICIPAL
BOND FUND PERFORMANCE

Average Total Returns
Through February 29, 2000          Lifetime   10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/22/86)
   Excluding Sales Charge           +7.06%     +6.94       +5.78%       -4.55%
   Including Sales Charge           +6.76%     +6.54       +4.98%       -8.13%
--------------------------------------------------------------------------------
Class B (Est. 12/18/96)
   Excluding Sales Charge           +3.37%                              -5.25%
   Including Sales Charge           +2.54%                              -8.87%
--------------------------------------------------------------------------------
Class C (Est. 5/27/97)
   Excluding Sales Charge           +2.82%                              -5.25%
   Including Sales Charge           +2.82%                              -6.15%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Voluntary expense limitations were in effect for the periods shown. Returns would have been lower without the limitations.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Statements of Net Assets

DELAWARE TAX-FREE USA FUND
--------------------------

                                                        Principal     Market
February 29, 2000 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.09%
Continuing Care/Retirement Revenue Bonds - 2.60%
Clark County, Nevada Assisted Living
   Homestead Boulder City
   6.50% 12/1/27 ...................................  $ 3,075,000  $ 2,657,323
Delaware County, Pennsylvania Authority
   Revenue Main Line & Haverford Nursing
   9.00% 8/1/22 ....................................    1,950,000    2,075,853
Delaware State Economic Development
   Authority Revenue Peninsula
   Series A 6.20% 5/1/15 ...........................    4,000,000    3,665,080
Delaware State Economic Development
   Authority Unrefunded Balance First
   Mortgage Peninsula United Methodist
   Series A 8.50% 5/1/22 ...........................      455,000      482,068
Gainesville & Hall County Development
   Authority 7.25% 11/15/29 ........................    2,000,000    1,899,640
Virginia Beach Development Authority
   Residential Care Facility Revenue
   7.25% 11/1/32 ...................................    1,500,000    1,466,805
                                                                   -----------
                                                                    12,246,769
                                                                   -----------

Convention Center/Stadium Revenue Bonds - 0.75%
Metropolitan Pier & Exposition Authority
   Illinois Hospitality Facilities (McCormick
   Pl Convention) 6.25% 7/1/17 .....................    3,300,000    3,521,133
                                                                   -----------
                                                                     3,521,133
                                                                   -----------

General Obligation Bonds - 4.67%
Albuquerque, New Mexico Gross Receipts
   Tax Revenue Series B 5.00% 7/1/25 ...............    2,000,000    1,708,760
Chicago, Illinois Series A
   6.75% 1/1/35 ....................................    2,290,000    2,441,117
New York City, New York
   Series H 6.125% 8/1/25 ..........................   10,000,000    9,954,700
Seattle, Washington
   Series B 5.75% 12/1/28 ..........................    5,000,000    4,789,650
Texas State General Obligation
   (Veterans Land Bank)
   7.40% 12/1/20 ...................................    3,000,000    3,104,310
                                                                   -----------
                                                                    21,998,537
                                                                   -----------

Higher Education Revenue Bonds - 6.05%
Delaware State Economic Development
   Authority Revenue 6.10% 8/1/31 ..................    4,000,000    3,917,600
District of Columbia Revenue
   (Gonzaga College High School)
   5.375% 7/1/29 ...................................    1,250,000    1,115,925
Jefferson County Student Housing
   Industrial Building Revenue
   6.50% 9/1/09 ....................................    2,255,000    2,193,529
Missouri State Health and Educational
   Facilities Authority (Washington University)
   4.75% 11/15/37 ..................................   12,000,000    9,447,840

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
Ohio State University 5.75% 12/1/24 ................   $1,250,000  $ 1,216,125
Payne County Economic Development
   Authority Student Housing Revenue
   6.375% 6/1/30 ...................................    4,000,000    3,826,920
Pennsylvania State Higher Education
   Assistance Agency 5.875% 12/15/30 ...............    2,000,000    1,948,440
Ysleta, Texas Independent School District
   Public Facility Corporation School
   Lease Revenue 5.75% 11/15/19 ....................    5,000,000    4,861,800
                                                                   -----------
                                                                    28,528,179
                                                                   -----------
Hospital Revenue Bonds - 7.22%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   7.00% 8/1/15 ....................................      375,000      347,696
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   (Allegheny Valley Hospital)
   7.75% 8/1/20 ....................................    1,000,000      911,650
Louisiana Public Facilities Authority Hospital
   Revenue (Southern Baptist Hospital, Inc.)
   (Escrowed to Maturity)
   8.00% 5/15/12 ...................................    8,490,000    9,798,394
Monroeville, Pennsylvania Hospital
   Authority (Forbes Health System)
   6.25% 10/1/15 ...................................    2,000,000    1,844,720
   7.00% 10/1/03 ...................................    2,010,000    1,946,524
   7.00% 10/1/03 ...................................    3,000,000    2,782,020
New Hampshire Higher Education &
   Health Facilities Authority Revenue
   New Hampton School Issue
   5.375% 10/1/28 ..................................    2,000,000    1,657,940
Philadelphia Hospital & Higher Education
   Facilities Authority Hospital Revenue
   (Jeanes Health System Project)
   5.875% 7/1/17 ...................................    4,575,000    3,919,174
   6.85% 7/1/22 ....................................    7,000,000    6,452,880
Washington State Housing Finance
   Commonwealth Nonprofit (Virginia
   Mason Research Center Project A)
   5.70% 1/1/24 ....................................    2,000,000    1,850,880
Westmoreland County, Pennsylvania
   Industrial Development Authority
   Revenue (Citizen General Hospital)
   5.25% 7/1/15 ....................................    3,185,000    2,508,856
                                                                   -----------
                                                                    34,020,734
                                                                   -----------

                                                       Principal     Market
Delaware Tax-Free USA Fund                               Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds - 5.01%
Dade County Housing Finance Authority
   Single Family Mortgage
   6.70% 4/1/28 (GNMA/FNMA) AMT ....................   $4,500,000  $ 4,585,815
Massachusetts State Housing Finance
   Agency Revenue Family Mortgage
   6.95% 6/1/16 ....................................    2,450,000    2,526,538
Montgomery County, Pennsylvania
   Redevelopment Authority Multi-Family
   Housing Revenue (KBF Associates L.P.)
   Series B 7.25% 7/1/25 ...........................    4,905,000    4,906,422
Tennessee Housing Development Agency
   Series B 6.60% 7/1/25 ...........................    1,625,000    1,660,116
Utah State Housing Finance Agency,
   Single Family Mortgage Series A
   7.20% 1/1/27 (FHA/VA) AMT .......................      845,000      863,565
Virginia State Housing Development
   Authority Series A 7.10% 1/1/25 .................    7,500,000    7,667,175
Wisconsin Housing & Economic Development
   Authority Home Ownership
   Series B 6.75% 9/1/25 AMT .......................    1,405,000    1,433,353
                                                                   -----------
                                                                    23,642,984
                                                                   -----------
Industrial Development Revenue Bonds - 2.76%
Luzerne County Industrial Development
   Authority (Pennsylvania Gas &
   Water Co. Project) 7.00% 12/1/17 ................    4,000,000    4,359,800
New Jersey Economic Development
   Authority 6.25% 9/15/29 .........................    5,000,000    4,449,500
Prattville Industrial Development
   Board Revenue 6.70% 3/1/24 ......................    4,200,000    4,199,958
                                                                   -----------
                                                                    13,009,258
                                                                   -----------
Leases/Certificates of Participation - 0.82%
Fulton Facilities Certificates of Partnership
   5.50% 11/1/18 ...................................    3,000,000    2,861,820
Oregon State Dept. Administrative
   5.75% 5/1/19 ....................................    1,000,000      983,960
                                                                   -----------
                                                                     3,845,780
                                                                   -----------
Pollution Control Revenue Bonds - 15.95%
Claiborne County, Mississippi Pollution
   Control Revenue System Energy
   Resources 7.30% 5/1/25 ..........................    3,000,000    3,065,490
Clark County, Nevada Industrial
   Development Revenue (Nevada
   Power Co. Project) 7.20% 10/1/22 ................    8,000,000    8,189,600
Illinois Development Finance Authority
   Pollution Control Revenue
   (Central Illinois Public Service Co.)
   7.60% 3/1/14 ....................................    6,000,000    6,200,100

                                                       Principal     Market
                                                         Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Pollution Control Revenue Bonds (continued)
   Mississippi Business Finance Corporation
     Pollution Control 5.90% 5/1/22 ................  $ 4,000,000  $ 3,431,880
   New Hampshire State Business Finance
     Authority Pollution Control Revenue
     Reference Public Service
     Company-D-RMKT 5/1/98
     6.00% 5/1/21 ..................................    3,000,000    2,713,830
   Nez Perce County, Idaho Pollution Control
     Revenue Refunding-Potlatch Project
     6.00% 10/1/24 .................................    7,000,000    6,436,570
   Parish of West Feliciana, Louisiana
     (Gulf States Utilities Co. Project)
     Series A 7.50% 5/1/15 .........................   22,700,000   23,991,403
   Petersburg, Indiana Pollution Control
     Revenue Bonds (Indianapolis Power &
     Light Co.) 6.63% 12/1/24 ......................    9,350,000    9,711,097
   Sabine River Authority, Texas Pollution
     Control (Southwestern Electric Power)
     6.10% 4/1/18 ..................................    4,000,000    4,025,080
   Sweetwater County, Wyoming Pollution
     Control Revenue (Idaho Power Co.)
     Series A 6.05% 7/15/26 ........................    5,000,000    4,871,100
   Ohio State Air Quality Development
     Authority Dayton Power & Light (MBIA)
     6.40% 8/15/27 .................................      850,000      862,410
   Oregon State Solid Waste Disposal
     Facilities Economic Development
     Revenue 6.40% 12/1/29 .........................    1,750,000    1,704,430
                                                                   -----------
                                                                    75,202,990
                                                                   -----------
   Power Authority Revenue Bonds - 7.47%
 **Georgia Municipal Electric Authority
     Capital Appreciation
     Series 86L 6.212% 1/1/09 ......................    5,000,000    2,911,650
 **Intermountain Power Agency Power
     Supply Revenue Capital Appreciation
     Series D 5.033% 7/1/20 ........................   95,575,000   17,544,703
   Los Angeles, California Department
     Water & Power Electric Pollution
     Revenue 6.00% 2/15/30 .........................    3,000,000    2,999,880
   Northern Municipal Power Agency,
     Minnesota Series A 5.00% 1/1/21 ...............    8,500,000    7,271,070
   Puerto Rico Electric Power Authority
     Series EE 4.75% 7/1/24 ........................    5,500,000    4,494,655
                                                                   -----------
                                                                    35,221,958
                                                                   -----------

                                                       Principal     Market
Delaware Tax-Free USA Fund                               Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded Bonds - 12.62%
   City of Chicago, Illinois Skyway Toll
     Bridge Revenue 6.75% 1/1/17-04 ................  $ 3,300,000  $ 3,550,866
   Delaware State Economic Development
     Authority Peninsula United Methodist
     First Mortgage Series A
     8.50% 5/1/22-02 ...............................    3,045,000    3,329,647
   Florida State Board of Education
     7.25% 6/1/23-00 ...............................    2,555,000    2,625,237
   Massachusetts State General Obligation
     7.50% 12/1/07-00 ..............................    6,615,000    6,910,029
   Massachusetts State Water Resource
     Authority Series A 7.50% 4/1/09-00 ............    1,080,000    1,104,430
   Michigan State Hospital Finance Authority
     Revenue (Genesys Health Systems)
     Series A
     7.50% 10/1/27-05 ..............................    8,130,000    9,091,535
     8.125% 10/1/21-05 .............................    4,000,000    4,653,920
   New Hampshire State Turnpike
     System Revenue 7.40% 4/1/20-00 ................    6,510,000    6,656,605
   Tampa, Florida (Florida Aquarium Project)
     7.75% 5/1/27-02 ...............................   20,000,000   21,565,200
                                                                   -----------
                                                                    59,487,469
                                                                   -----------
   Sales Tax Revenue Bonds - 0.59%
   Southeast Wisconsin Professional Baseball
     Park District Sales Tax Revenue
     5.50% 12/15/26 ................................    3,000,000    2,804,790
                                                                   -----------
                                                                     2,804,790
                                                                   -----------
   School District General Obligation Bonds - 1.95%
   Anchor Bay School District
     6.00% 5/1/23 ..................................    2,500,000    2,499,750
   Fort Bend, Texas Independent School
     District 5.375% 2/15/24 .......................    5,000,000    4,517,450
   Lewisville, Texas Independent School
     District 6.15% 8/15/21 ........................    2,160,000    2,178,382
                                                                   -----------
                                                                     9,195,582
                                                                   -----------
   Solid Waste Disposal Revenue Bonds - 4.00%
   Ashland, Kentucky Sewer & Solid Waste
     Revenue (Ashland Inc. Project)
     7.13% 2/1/22 ..................................   12,000,000   12,417,960
   Pennsylvania Economic Development
     Financing Authority Wastewater
     Treatment Revenue
     (Sun Co. Inc. R & M Project)
     Series A 7.60% 12/1/24 AMT ....................    6,000,000    6,439,920
                                                                   -----------
                                                                    18,857,880
                                                                   -----------

   Transportation Revenue Bonds - 17.15%
   Alliance, Texas Special Facilities Revenue
     (Federal Express Corp. Project)
     6.375% 4/1/21 AMT .............................    6,000,000    5,768,040

                                                       Principal     Market
                                                         Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Connector 2000 Association Inc. South
   Carolina Toll Road Revenue Senior
   (Southern Connector Project)
   Series A 5.375% 1/1/38 ..........................  $ 6,000,000  $ 4,302,599
Dallas-Fort Worth, Texas International Airport
   Facilities Improvement Corporation
   Revenue 6.375% 5/1/35 ...........................    5,000,000    4,666,450
Dallas-Fort Worth, Texas International
   Airport (American Airlines)
   7.50% 11/1/25 AMT ...............................    8,250,000    8,417,393
Foothill/Eastern Transportation Corridor
   Agency California Toll Road Revenue
   Senior Lien Series A 5.75% 1/15/40 ..............    3,000,000    2,707,920
Indianapolis, Indiana Airport Authority
   Special Facilities (Federal Express
   Corp. Project) 7.10% 1/15/17 ....................    7,800,000    8,003,268
Kenton County, Kentucky Airport Board
   Special Facilities (Delta Airlines)
   Series A 7.25% 2/1/22 ...........................    4,250,000    4,310,010
   Series B 7.50% 2/1/12 ...........................    2,000,000    2,080,880
Massachusetts Port Authority
   6.00% 9/1/21 ....................................    3,000,000    2,971,410
Massachusetts State Turnpike
   Authority Revenue
   Series A 5.00% 1/1/39 ...........................    4,000,000    3,292,760
Oklahoma State Turnpike Authority
   1st Senior
   6.00% 1/1/22 ....................................   13,535,000   13,934,418
   6.00% 1/1/22 (Escrowed to Maturity) .............    7,465,000    7,330,705
Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway
   Improvements) Series Y
   4.75% 7/1/23 ....................................    2,000,000    1,643,600
   5.00% 7/1/28 ....................................    2,000,000    1,676,740
   5.00% 7/1/36 ....................................    2,000,000    1,649,940
Puerto Rico Commonwealth (MBIA)
   5.375% 7/1/21 ...................................    1,000,000      941,290
Toledo-Lucas County, Ohio Port
   Authority Revenue 6.45% 12/15/21 ................    2,000,000    1,947,340
Tulsa, Oklahoma Municipal Airport
   (American Airlines) 7.35% 12/1/11 ...............    5,000,000    5,224,400
                                                                   -----------
                                                                    80,869,163
                                                                   -----------

Water and Sewer Revenue Bonds - 4.38%
Atlanta, Georgia Water & Wastewater
   Revenue Series A 5.00% 11/1/38 ..................    4,500,000    3,715,155
Highlands Ranch Metropolitan District
   Number 3 5.25% 12/1/14 ..........................    1,750,000    1,587,180
Houston, Texas Water and Sewer System
   Revenue Series D 6.13% 12/1/25 ..................    6,775,000    6,735,163

                                                       Principal     Market
Delaware Tax-Free USA Fund                               Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Water and Sewer Revenue Bonds (continued)
   New York City Water Finance Series 97B
     5.75% 6/15/29 .................................  $ 6,045,000 $  5,733,562
   West Virginia Water Loan Program
     6.38% 7/1/39 ..................................    2,890,000    2,903,150
                                                                  ------------
                                                                    20,674,210
                                                                  ------------
   Other Revenue Bonds - 3.10%
   Austin, Texas Revenue Refunded Sub Lien
     5.25% 5/15/25 .................................   14,000,000   12,710,600
   Mississippi Development Bank
     Special Obligation 6.30% 7/1/22 ...............    2,070,000    1,927,108
                                                                  ------------
                                                                    14,637,708
                                                                  ------------
   Total Municipal Bonds
     (cost $451,450,651)                                           457,765,124
                                                                  ------------
  +Variable Rate Notes - 0.95%
   New York Dorm Authority Putters Float
     3.92% 5/15/15 .................................    4,500,000    4,500,000
                                                                  ------------
   Total Variable Rate Notes
     (cost $4,500,000)                                               4,500,000
                                                                  ------------
   Floating Rate Notes - 1.99%
 ++New York Dormitory Authority Drivers
     9.64% 5/15/15 .................................   10,500,000    9,402,645
                                                                  ------------
   Total Floating Rate Notes
     (cost $11,769,300) ............................                 9,402,645
                                                                  ------------
   Total Market Value of Securities - 100.03%
     (cost $467,719,951) ...........................              $471,667,769
   Liabilities Net of Receivables and
     Other Assets - (0.03%) ........................                  (150,500)
                                                                  ------------
   Net Assets Applicable to 45,065,143
     Shares Outstanding - 100.00% ..................              $471,517,269
                                                                  ------------
   Net Asset Value - Delaware Tax-Free
     USA Fund A Class ($441,016,358 /
     42,150,028 Shares) ............................                    $10.46
                                                                        ------
   Net Asset Value - Delaware Tax-Free
     USA Fund B Class ($28,197,980 /
     2,695,013 Shares) .............................                    $10.46
                                                                        ------
   Net Asset Value - Delaware Tax-Free
     USA Fund C Class ($2,302,931 /
     220,102 Shares) ...............................                    $10.46
                                                                        ------

----------------------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

** The interest rate shown for this security is the effective yield.

+ Variable Rate Notes - The interest rate shown is the rate as of February 29, 2000.

++ Inverse floaters represent securities that pay interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect on February 29, 2000.

   Summary of Abbreviations:

   AMT    - Subject to Federal Alternative Minimum Tax
   FHA/VA - Insured by the Federal Housing Association/Veterans Association
   FNMA   - Insured by the Federal National Mortgage Association
   GNMA   - Insured by the Government National Mortgage Association
   MBIA   - Insured by the Municipal Bond Insurance Association

   Components of Net Assets at February 29, 2000:
   Shares of Beneficial Interest (unlimited authorization -
     no par) ..................................................   $499,900,302
   Accumulated net realized loss
     on investments ...........................................    (32,330,851)
   Net unrealized appreciation
     of investments ...........................................      3,947,818
                                                                  ------------
   Total net assets ...........................................   $471,517,269
                                                                  ============
   Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free USA Fund
   Net asset value A Class (A) ................................         $10.46
   Sales charge (3.75% of offering price or 3.92%
     of amount invested per share) (B) ........................           0.41
                                                                        ------
   Offering price .............................................         $10.87
                                                                        ======
----------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE INSURED FUND
------------------------------

                                                         Principal      Market
February 29, 2000 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 102.80%
Convention Center/Stadium Revenue Bonds - 1.45%
Tampa, Florida Sports Authority Revenue
   5.75% 10/1/20 (MBIA) ...........................    $1,000,000  $  995,168
                                                                   ----------
                                                                      995,168
                                                                   ----------
General Obligation Bonds - 5.63%
Howell, Michigan Public Schools
   5.875% 5/1/22 (MBIA) ...........................     2,000,000   1,971,800
Puerto Rico Commonwealth
   5.375% 7/1/21 (MBIA) ...........................     1,000,000     941,290
Seattle, Washington
   Series B 5.75% 12/1/28 (FSA) ...................     1,000,000     957,930
                                                                   ----------
                                                                    3,871,020
                                                                   ----------
Higher Education Revenue Bonds - 10.30%
District of Columbia - Revenue
   (Gonzaga College High School)
   5.375% 7/1/29 (FSA) ............................     3,340,000   2,981,752
Maryland State Collegiate Housing
   (Towson Collegiate Housing)
   Series A 5.75% 6/1/29 ..........................     1,000,000     885,690
Massachusetts State Industrial Finance
   Agency Revenue Higher Education
   (Clark University Project)
   6.10% 7/1/16 ...................................     1,250,000   1,257,975
Pennsylvania State Higher Education
   5.875% 12/15/25 (MBIA) .........................     2,000,000   1,956,940
                                                                   ----------
                                                                    7,082,357
                                                                   ----------
Hospital Revenue Bonds - 6.54%
Monroeville, Pennsylvania Hospital
   Authority Hospital Revenue
   (Forbes Health System) 7.00% 10/1/03 ...........       615,000     595,578
Wisconsin State Health & Educational
   Facilities Authority Revenue
   (Sisters Sorrowful Mother)
   Series A 5.70% 8/15/26 (MBIA) ..................     4,200,000   3,897,684
                                                                   ----------
                                                                    4,493,262
                                                                   ----------
Housing Revenue Bonds - 11.06%
California Housing Facilities Finance
   Agency Revenue 6.85% 8/1/23 ....................     3,860,000   3,968,543
Illinois Development Finance Authority
   Revenue Reference Mortgage Federal
   Housing Authority (Section 8)
   Series A 5.80% 7/1/28 (MBIA) ...................     2,790,000   2,631,026
New Mexico Mortgage Finance Authority
   (Single Family Mortgage Program)
   Series C 6.20% 7/1/26 (GNMA/FNMA) ..............     1,000,000   1,003,980
                                                                   ----------
                                                                    7,603,549
                                                                   ----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Industrial Development Revenue Bonds - 3.13%
 Luzerne County, Pennsylvania Industrial
    Development Authority
    (Pennsylvania Gas & Water Co. Project)
    7.00% 12/1/17 (AMBAC) .......................     $1,000,000  $ 1,089,950
 Northampton County, Pennsylvania
    Industrial Development Authority
    Revenue 6.95% 8/1/15 ........................      1,000,000    1,028,790
 Ohio State Air Quality Development
    Authority Revenue
    (JMG Funding LTD Partnership Project)
    5.625% 10/1/22 (AMBAC) ......................         35,000       32,893
                                                                 ------------
                                                                    2,151,633
                                                                 ------------
 Pollution Control Revenue Bonds - 15.81%
 Mason County, West Virginia Pollution
    Control Revenue (Appalachian Power
    Project) Series K 6.05% 12/1/24 .............      3,000,000    3,002,160
 Ohio State Air Quality Development
    Authority (Ohio Edison)
    Series A 7.45% 3/1/16 (FGIC) ................      2,000,000    2,040,000
 Salem County, New Jersey Industrial
    Pollution Control Financing Authority
    (Public Service Electric & Gas Co.)
    Series D 6.55% 10/1/29 (MBIA) ...............      4,000,000    4,124,440
 Trinity River, Texas Pollution Control
    Revenue Bonds (Texas Instruments
    Inc. Project) 6.20% 3/1/20 (AMT) ............      1,750,000    1,701,228
                                                                  -----------
                                                                   10,867,828
                                                                  -----------
*Pre-Refunded Bonds - 31.38%
 Austin, Texas Revenue Series A
    6.00% 5/15/15-00 (FGIC) .....................      1,090,000    1,094,284
 Fort Wayne, Indiana Hospital Authority
    6.40% 11/15/22-02 (MBIA) ....................      2,250,000    2,377,193
 Massachusetts State Health & Education
    Facilities Authority Revenue Series J
    6.625% 1/1/21-01 (FGIC) .....................      2,420,000    2,530,352
    6.625% 1/1/21-01 (FGIC) .....................         80,000       82,182
 Michigan State Hospital Finance
    Authority Revenue Ref-Hospital-Genesys
    Health Systems 7.50% 10/01/27 ...............      1,500,000    1,677,405
 Regional Transit Authority Illinois Revenue
    Series D 6.75% 3/1/25-04 (FGIC) .............      7,970,000    8,619,555
 Seattle, Washington Municipality
    Metropolitan Seattle Sewer Revenue,
    Series U 6.60% 1/1/32-01 (FGIC) .............      5,000,000    5,190,800
                                                                  -----------
                                                                   21,571,771
                                                                  -----------

                                                         Principal      Market
Delaware Tax-Free Insured Fund                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Sales Tax Revenue Bonds - 1.80%
Brevard County, Florida Constitutional
   Fuel Tax Revenue 6.00% 8/1/14 (FSA) ..........      $1,195,000 $ 1,238,916
                                                                  -----------
                                                                    1,238,916
                                                                  -----------
Transportation Revenue Bonds - 4.82%
Alliance, Texas Special Facility Revenue
   (Federal Express Corp. Project )
   6.375% 4/1/21 ................................       1,000,000     961,340
Dayton, Ohio Special Facilities Revenue
   (Air Freight) Series F 6.05% 10/1/09 .........       2,350,000   2,353,243
                                                                  -----------
                                                                    3,314,583
                                                                  -----------
Water & Sewer Revenue Bonds - 8.04%
Austin, Texas Utility System Revenue
   6.00% 5/15/15 (FGIC) .........................         185,000     185,035
Los Angeles, California Department of
   Water & Power Electrical Plant Revenue
   6.00% 2/15/30 ................................       2,000,000   1,999,920
Melrose Park Illinois Water Revenue
   Series A 5.00% 1/1/20 (MBIA) .................       2,400,000   2,082,024
St. Lucie West Services District Florida
   Utility Revenue 6.00% 10/1/22 (MBIA) .........       1,250,000   1,255,413
                                                                  -----------
                                                                    5,522,392
                                                                  -----------
Other Revenue Bonds - 2.84%
Delaware State Economic Developement
   Authority Revenue (University Delaware
   Project) 6.00% 2/1/21 (AMBAC) ................       1,000,000     999,940
Fulton County, Georgia Facilities Corp
   CTFS Partnership
   5.50% 11/1/18 (AMBAC) ........................       1,000,000     953,940
                                                                  -----------
                                                                    1,953,880
                                                                  -----------
Total Municipal Bonds
   (cost $69,334,897) ...........................                  70,666,359
                                                                  -----------
Total Market Value of Securities - 102.80%
   (cost $69,334,897) ...........................                 $70,666,359
Liabilities Net of Receivables and
   Other Assets - (2.80%) .......................                  (1,926,226)
                                                                  -----------
Net Assets Applicable to 6,862,696
   Shares Outstanding - 100.00% .................                 $68,740,133
                                                                  -----------
Net Asset Value - Delaware Tax-Free Insured
   Fund A Class ($63,331,480 /
   6,322,721 Shares) ............................                      $10.02
                                                                  -----------
Net Asset Value - Delaware Tax-Free Insured
   Fund B Class ($4,509,764 /
   450,234 Shares) ..............................                      $10.02
                                                                  -----------
Net Asset Value - Delaware Tax-Free Insured
   Fund C Class ($898,889 /
   89,741 Shares) ...............................                      $10.02
                                                                  -----------

--------------------------------------------------------------------------------

----------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

 Summary of Abbreviations:

 AMBAC - Insured by the AMBAC Assurance Corporation
 AMT - Subject to Federal Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association FSA - Insured by Financial Security Assurance
 GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

 Components of Net Assets at February 29, 2000:
 Shares of Beneficial Interest, (unlimited authorization -
   no par)                                                          $71,765,364
 Accumulated net realized loss
   on investments                                                    (4,356,693)
 Net unrealized appreciation
   of investments                                                     1,331,462
                                                                    -----------
 Total net assets                                                   $68,740,133
                                                                    -----------

 Net Asset Value and Offering Price Per Share -
  Delaware Tax-Free Insured Fund A Class
 Net asset value A Class (A)                                             $10.02
   Sales charge (3.75% of offering price or 3.89%
    of amount invested per share) (B)                                      0.39
                                                                         ------
 Offering price                                                          $10.41
                                                                         ------
----------------------
 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

 (B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.


                             See accompanying notes

DELAWARE TAX-FREE USA INTERMEDIATE FUND
---------------------------------------

                                                      Principal      Market
February 29, 2000 (Unaudited)                           Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 104.95%
 General Obligation Bonds - 2.17%
*North Slope Boro Alaska
   4.70% 6/30/09 (MBIA) ........................     $1,000,000  $  595,320
                                                                 ----------
                                                                    595,320
                                                                 ----------
 Higher Education Bonds - 6.31%
 Pennsylvania State Higher Education
   Assistance Agency Capital Acquisition
   5.875% 12/15/25 .............................      1,000,000     978,470
 Virginia College Building Authority
   (Hampton University Project)
   6.00% 4/1/20 ................................        750,000     749,955
                                                                 ----------
                                                                  1,728,425
                                                                 ----------
 Highway Revenue Bonds - 13.65%
 Arizona State Transportation Board
   Highway Revenue 6.25% 7/1/16 ................      1,850,000   1,926,720
 Dunes, Florida Community Development
   District-Intracoastal Waterway Bridge
   (ITT Industries Corporation)
   5.50% 10/1/07 ...............................        825,000     815,917
 San Francisco Bay Area Transportation
   Financing Authority (California Bridge
   Toll Notes) 5.00% 2/1/07 ....................      1,000,000     997,070
                                                                 ----------
                                                                  3,739,707
                                                                 ----------
 Housing Revenue Bonds - 20.22%
 Iowa Finance Authority MultiFamily
   Housing (Forest Glen Apartments Project)
   Series A 5.60% 11/1/22 (FNMA) ...............        755,000     700,859
 Maryland State Community Development
   Administration Department of Housing &
   Community Development (Single Family
   Program) 6th Series 5.90% 4/1/01 ............      1,000,000   1,015,580
 Montana State Board Housing
   (Single Family Mortgage)
   Series A 6.00% 6/1/16 .......................      1,000,000   1,002,890
 Montgomery County, Pennsylvania
   Redevelopment Authority Multi-Family
   Housing Revenue (KBF Associates)
   6.00% 7/1/04 ................................      1,825,000   1,815,236
 Palatine, Illinois Multi-Family Housing
   Prairiebrook Project) Series A
   5.50% 12/1/06 (FNMA) ........................      1,000,000   1,004,040
                                                                 ----------
                                                                  5,538,605
                                                                 ----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Industrial Development Revenue Bonds - 8.79%
 New York, New York City Industrial
   Development Agency Civil Facility
   Revenue (YMCA Greater NY Project)
   5.40% 8/1/04 ................................     $1,440,000  $1,429,358
 Toledo Lucas County, Ohio Port Authority
   Development Revenue
   6.125% 11/15/09 .............................      1,000,000     979,180
                                                                 ----------
                                                                  2,408,538
                                                                 ----------
 Pollution Control Revenue Bonds - 9.74%
 Beaver County, Pennsylvania Industrial
   Development Authority Pollution Control
   Revenue (Cleveland Electric Project)
   4.60% 10/1/30 ...............................      1,000,000     950,230
 Oregon State Solid Waste Disposal Facility
   Economic Development Revenue
   (USG Corporation Project)
   Series 192 6.40% 12/1/29 ....................        750,000     730,470
 Saint Charles Parish, LA Pollution Control
   Revenue (Entergy LA Project)
   Series C 5.35% 10/1/29 ......................      1,000,000     987,500
                                                                 ----------
                                                                  2,668,200
                                                                 ----------
 Power Authority Revenue Bonds - 11.16%
 Los Angeles, California Department
   Water & Power Electrical PLT Revenue
   6.125% 2/15/18 ..............................      1,000,000   1,013,610
 New Madrid, Missouri Power Plant
   5.65% 6/1/03 (AMBAC) ........................      1,000,000   1,025,170
 Lower Colorado River Authority, Texas
   Revenue Series F 5.50% 5/15/08 ..............      1,000,000   1,019,070
                                                                 ----------
                                                                  3,057,850
                                                                 ----------
*Pre-Refunded Bonds - 2.61%
 Easton, Pennsylvania Joint Sewer Authority
   5.60% 4/1/03 (ASSET GTY) ....................        200,000     203,774
 Metropolitan Pier & Exposition Authority
   Illinois Hospital Facilities (McCormick PL
   Convention) 5.75% 7/1/06 ....................        500,000     511,815
                                                                 ----------
                                                                    715,589
                                                                 ----------
 School District General Obligation - 3.73%
 Philadelphia, Pennsylvania School District
   Series A 6.25% 5/15/01 (AMBAC) ..............      1,000,000   1,020,140
                                                                 ----------
                                                                  1,020,140
                                                                 ----------

                                                         Principal      Market
Delaware Tax-Free USA Intermediate Fund                    Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
State Agency Bonds - 9.26%
Indiana Bond Bank (State Revolving Fund
   Program) Series A 6.00% 2/1/01 ..................   $  500,000  $  507,490
Michigan Municipal Bond Bank Authority
   Revenue (Local Government Loan Program)
   Series G 5.85% 5/1/01 (AMBAC) ...................    2,000,000   2,029,620
                                                                   ----------
                                                                    2,537,110
                                                                   ----------
Transportation Revenue Bonds - 9.10%
Harris County, Texas Industrial Development
   Corporate Airport Facilities, Refunding
   (Continental Airlines Project)
   5.00% 7/1/07 AMT ................................    1,510,000   1,412,077
Rhode Island Port Authority and Economic
   5.80% 7/1/02 (FSA) ..............................      565,000     577,012
   5.90% 7/1/03 (FSA) ..............................      490,000     504,538
                                                                   ----------
                                                                    2,493,627
                                                                   ----------
Water & Sewer Revenue Bonds - 4.49%
Marysville, Washington Water & Sewer
   Revenue 5.50% 12/1/02 (MBIA) ....................      200,000     204,318
Virginia State Res Authority Clean Water
   Revenue 6.00% 10/1/16 ...........................    1,000,000   1,024,330
                                                                   ----------
                                                                    1,228,648
                                                                   ----------
Other Revenue Bonds - 3.72%
West Virginia School Building Authority
   Revenue Capital Improvement
   5.625% 7/1/02 (MBIA) ............................    1,000,000   1,019,660
                                                                   ----------
                                                                    1,019,660
                                                                   ----------
Total Municipal Bonds
   (cost $28,786,028)                                              28,751,419
                                                                   ----------
Short-Term Investments - 2.92%
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue (Presbyterian University
   Hospital) Series D 3.95% 3/1/20 .................      800,000     800,000
                                                                   ----------
Total Short-Term Investments
   (cost $800,000) .................................                  800,000
                                                                   ----------
Total Market Value of Securities - 107.87%
   (cost $29,586,028) ..............................              $29,551,419
Liabilities Net of Receivables and
   Other Assets - (7.87%) ..........................               (2,156,543)
                                                                   ----------
Net Assets Applicable to 2,720,363
   Shares Outstanding - 100.00% ....................              $27,394,876
                                                                   ----------

 Net Asset Value - Delaware Tax-Free
 USA Intermediate Fund A Class
 ($22,511,547 / 2,235,440 Shares) ..................                   $10.07
                                                                       ------
 Net Asset Value - Delaware Tax-Free
 USA Intermediate Fund B Class
 ($2,204,070 / 218,868 Shares) .....................                   $10.07
                                                                       ------
 Net Asset Value - Delaware Tax-Free
 USA Intermediate Fund C Class
 ($2,679,259 / 266,055 Shares) .....................                   $10.07
                                                                       ------
----------------------
*The interest rate shown for this security is the effective yield.

 Summary of Abbreviations:
 ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
 AMT - Subject to Federal Alternative Minimum Tax
 AMBAC - Insured by the AMBAC Assurance Corporation
 FNMA - Insured by the Federal National Mortgage Association
 FSA - Insured by Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

 Components of Net Assets at February 29, 2000:
 Shares of Beneficial Interest (unlimited authorization
   - no par)                                                      $28,828,518
 Accumulated net realized loss
   on investments                                                  (1,399,033)
 Net unrealized depreciation of investments                           (34,609)
                                                                  -----------
 Total net assets                                                 $27,394,876
                                                                  -----------
 Net Asset Value and Offering Price Per Share
   Delaware Tax-Free USA Intermediate Fund A Class
 Net asset value A Class (A)                                           $10.07
 Sales charge (2.75% of offering price or 2.78%
   of amount invested per share) (B)                                     0.28
                                                                       ------
 Offering price                                                        $10.35
                                                                       ------
----------------------

 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

 (B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.




                             See accompanying notes

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
------------------------------------------------

                                                        Principal      Market
February 29, 2000 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 100.63%
Continuing Care/Retirement Revenue Bonds - 7.63%
Gainesville & Hall County, Georgia
   Development Authority Revenue
   Senior Living Facility 7.25% 11/15/29 ...........   $1,500,000   $1,424,730
Indianapolis, Indiana Economic
   Development Revenue (National
   Benevolent Association)
   7.25% 10/1/10 ...................................      700,000      722,120
Manhattan, Kansas Health Care Facilities
   Meadowlark Hills Retirement-A
   6.375% 5/15/20 ..................................      650,000      561,776
Marion County, Missouri Nursing Home
   Revenue 7.00% 8/1/13 ............................    1,050,000    1,018,899
Philadelphia, Pennsylvania Hospitals &
   Higher Education Facilities Authority
   Revenue (The Philadelphia Protestant
   Home Project) Series A 6.50% 7/1/27 .............    1,100,000      936,991
South Dakota Health & Education
   Facilities Revenue (Westhills
   Retirement Village) 7.25% 9/1/13 ................    1,125,000    1,107,923
State Tammany, Louisiana Public
   Transportation Financing Authority
   Revenue (Christwood Project)
   5.70% 11/15/28 ..................................    1,500,000    1,149,165
Vermont Education & Health Building
   Revenue Health Care Facility (Copely
   Manor PJ) 6.15% 4/1/19 ..........................    1,730,000    1,477,956
                                                                    ----------
                                                                     8,399,560
                                                                    ----------

General Obligation Bonds - 4.17%
Illinois State Development Finance
   Authority East St. Louis Debt Restructure
   Revenue 7.375% 11/15/11 .........................    1,100,000    1,175,801
Niles, Illinois Park District Unlimited Tax
   6.65% 12/1/14 ...................................      860,000      892,362
Orange Beach, Alabama Refunding &
   Capital Improvement Unlimited Tax
   6.25% 10/1/13 ..................................     1,500,000    1,537,470
Romeoville, Illinois Recreational Facilities
   Unlimited Tax 7.80% 1/1/11 ......................      945,000      991,768
                                                                    ----------
                                                                     4,597,401
                                                                    ----------

Higher Education Revenue Bonds - 20.09%
California Educational Facilities Authority
   Revenue (Fresno Pacific University)
   Series A 6.75% 3/1/19 ...........................      750,000      755,513
Jefferson County, Kentucky Student
   Housing Industrial Building Revenue
   7.00% 9/1/19 ....................................    2,500,000    2,401,350

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
Maine Finance Authority Revenue
   (Waynflete School) 6.40% 8/1/19 .................   $1,000,000   $  971,830
Maryland State Collegiate Housing
   (Towson Collegiate Housing)
   Series A 5.75% 6/1/29 ...........................    2,500,000    2,214,225
Maryland Economic Development
   Corporate Housing Revenue
   (Collegiate Housing Foundation)
   5.75% 6/1/24 ....................................    1,250,000    1,120,838
Maryland Economic Development Housing
   Revenue (Salisbury State Collegiate
   Housing) 6.00% 6/1/30 ...........................    1,000,000      914,440
Massachusetts State Health & Education
   Facilities (Nichols College) Series C
   6.00% 10/1/17 ...................................    1,000,000      905,310
   6.125% 10/1/29 ..................................    4,400,000    3,889,380
New Hampshire Education & Health
   Authority (Brewster Academy)
   6.75% 6/1/25 ....................................    1,000,000    1,002,990
New Hampshire Higher Education & Health
   (New England College) 6.125% 3/1/19 .............    2,000,000    1,784,980
New Hampshire Higher Education &
   Health Facilities Authority Revenue
   (New Hampton School Issue)
   5.375% 10/1/28 ..................................    1,070,000      886,998
New Jersey State Educational Facilities
   Authority Revenue (Bloomfield College)
   Series A 6.85% 7/1/30 ...........................    1,320,000    1,333,358
New Jersey State Educational Facilities
   Revenue (Fairleigh Dickinson University)
   Series G 5.70% 7/1/28 ...........................    2,000,000    1,685,540
Savannah, Georgia Economic Development
   Authority Revenue (College of Art &
   Design) 6.50% 10/1/13 ...........................    1,000,000      983,680
Scranton-Lackawana, Pennsylvania
   Health & Welfare Revenue
   (Lackawana College) 5.75% 11/1/20 ...............    1,510,000    1,271,979
                                                                   -----------
                                                                    22,122,411
                                                                   -----------

Hospital Revenue Bonds - 9.46%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   (Allegheny Valley Hospital)
   7.75% 8/1/20 ....................................    1,000,000      911,650

Cuyahoga County, Ohio Health Care
   Facilities Revenue (Benjamin Rose
   Institute Project) 5.50% 12/1/28 ................    1,250,000      935,688

Illinois Health Facilities Authority Revenue
   (Midwest Physician Group Limited)
   5.50% 11/15/19 ..................................    1,685,000    1,292,513

Delaware National                                       Principal      Market
High-Yield Municipal Bond Fund                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Mississippi Development Bank Special
   Obligation (Madison County Hospital)
   6.40% 7/1/29 ....................................   $1,585,000  $ 1,472,560

Monroeville, Pennsylvania Hospital
   Authority Hospital Revenue
   (Forbes Health System)
   6.25% 10/1/15 ...................................    1,000,000      922,360
   7.00% 10/1/03 ...................................    1,650,000    1,597,893

Royston, Georgia Hospital Authority
   Revenue 6.375% 7/1/14 ...........................      775,000      706,723

South Dakota Health & Education Facilities
   Revenue (Huron Regional Medical Center)
   7.00% 4/1/10 ....................................    1,000,000    1,005,310

Westmorland County, Pennsylvania Industrial
   Development Authority Hospital Revenue
   (Citizens General Hospital)
   5.25% 7/1/15 ....................................    2,000,000    1,575,420
                                                                   -----------
                                                                    10,420,117
                                                                   -----------

Housing Revenue Bonds - 2.38%
Arlington County, Virginia Development
   Authority Multi-Family Revenue (Housing
   Mortgage Woodbury Park Apartments)
   Series B 6.50% 7/1/24 ...........................    1,000,000      924,300
Washington State Housing Finance
   Commission (State School Directors
   Association-Private Placement)
   8.25% 7/1/02 ....................................      110,000      112,748
   8.25% 7/1/12 ....................................      625,000      658,569
Washington State Housing Finance
   Commonwealth (Nonprofit Virginia
   Mason Research Center Project)
   5.70% 1/1/24 ....................................    1,000,000      925,440
                                                                    ----------
                                                                     2,621,057
                                                                    ----------

Industrial Development Revenue Bonds - 8.88%
Alliance, Texas Special Facility Revenue
   Bonds Series 1996 (Federal Express
   Corp. Project ) 6.375% 4/1/21 ...................    2,350,000    2,259,149

Lower Neches Valley, Texas Industrial
   Development (Mobil Oil Refining
   Corp. Project) 6.35% 4/1/26 .....................    1,095,000    1,096,982

Moundville, Alabama Industrial Development
   Board Revenue (Lawter International, Inc.)
   Project Series LI 6.75% 12/1/11 .................    1,500,000    1,555,455

Newbern, Tennessee Industrial Development
   Board Newbern Rubber, Inc.
   (Dana Corporation) 7.90% 3/1/00 .................    1,000,000    1,000,000

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Industrial Development Revenue Bonds (continued)
New York City Industrial Development
   Agency Revenue (Field Hotel Association
   LP, JFK) 6.00% 11/1/28 ..........................   $1,500,000   $1,262,235

Selma, Alabama Industrial Development
   Board of Environmental Improvement
   Revenue (International Paper Co.
   Project) Series B 6.70% 3/1/24 ..................    2,600,000    2,599,974
                                                                    ----------
                                                                     9,773,795
                                                                    ----------
Leases/Certificates of Participation - 2.46%
Dauphin County, Pennsylvania General
   Authority (Forum Office & Parking)
   Series A 6.00% 1/15/25 ..........................      850,000      744,133

Dauphin County, Pennsylvania General
   Authority (Riverfront Office & Parking)
   Series A 5.75% 1/1/10 ...........................    2,125,000    1,963,840
                                                                    ----------
                                                                     2,707,973
                                                                    ----------

Pollution Control Revenue Bonds - 8.76%
California Pollution Control Authority
   (Pollution Control Revenue-Laidlaw
   Environmental) Series A 6.70% 7/1/07 ............    1,000,000      995,310
East Chicago Solid Waste Disposal Revenue
   (USG Corp) 6.375% 8/1/29 ........................    2,000,000    1,889,920
Mississippi Pollution Control Revenue
   (Systems Energy Resources)
   5.875% 4/1/22 ...................................    4,000,000    3,421,960
New Hampshire State Business Finance
   Authority Pollution Control Revenue
   (Public Service Company of New
   Hampshire) Series D 6.00% 5/1/21 ................    3,000,000    2,713,830
Ohio Solid Waste Disposal Revenue
   (USG Corp) 5.60% 8/1/32 .........................      750,000      626,318
                                                                    ----------
                                                                     9,647,338
                                                                    ----------

Power Revenue Bonds - 1.33%
Cleveland Ohio Public Power Systems
   Revenue (Cleveland Power)
   5.00% 11/15/24 (MBIA) ...........................       50,000       42,797
Los Angeles, California Department of
   Water & Power Electric Plant Revenue
   6.125% 2/15/18 ..................................    1,000,000    1,013,610
Ohio State Water Development Authority
   Solid Waste Disposal (Bay Shore Power
   Project) Series A 5.88% 9/1/20 ..................      500,000      408,005
                                                                    ----------
                                                                     1,464,412
                                                                    ----------

Delaware National                                       Principal      Market
High-Yield Municipal Bond Fund                             Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded Bonds - 12.67%
 Alexandria Health Care Facility Revenue
   Board of Social Ministry
   8.75% 8/1/21-01 .................................   $  500,000   $  537,025
 Bedford Park, Illinois Tax Increment
   Revenue 8.00% 12/1/10-04 ........................    1,200,000    1,336,332
 Chelsea, Oklahoma Gas Authority
   7.25% 7/1/13-04 .................................      600,000      660,600
   7.30% 7/1/19-04 .................................      700,000      772,044
 Easton, Pennsylvania Area Joint
   Sewer Authority 6.20% 4/1/09-03 .................    1,000,000    1,035,810
 Elizabeth Borough, Pennsylvania Municipal
   Authority Guaranteed Sewer
   7.15% 1/1/21-02 .................................      500,000      529,180
 Etowah County, Alabama Refunding
   Warrants 8.50% 11/1/10-00 .......................      800,000      831,776
 Illinois Health Facility Authority Revenue
   (Midwest Physician Group Project)
   8.10% 11/15/14-04 ...............................      935,000    1,056,587
 Illinois State Development Finance Authority
   (Harrisburg Medical Center Project)
   7.00% 3/1/06 (Escrowed to Maturity) .............      400,000      430,832
   7.20% 3/1/07-06 .................................      400,000      435,176
   7.20% 3/1/08-06 .................................      400,000      435,176
 New Kensington, Pennsylvania Municipal
   Sanitation Authority Revenue
   7.50% 10/1/11-01 ................................    1,000,000    1,041,270
 Oklahoma City Public Property Authority
   (City Golf System) 8.30% 10/1/16-01 .............    1,000,000    1,071,860
 Pennsylvania Higher Education Facility
   Authority (Drexel University)
   6.75% 5/1/12-03 .................................    1,300,000    1,392,625
 Spring Park, Minnesota Twin Birch Health
   Care Center (Guarantor: Presbyterian
   Homes of Minnesota)
   8.25% 8/1/11-01 .................................      500,000      533,650
 Volusia, Florida Industrial Development
   Authority (Bishops Glen Project
   Retirement Health Facilities)
   7.50% 11/1/16-06 ................................      980,000    1,070,660
 West Chicago, Illinois Tax Increment
   7.375% 12/1/12-02 ...............................      720,000      783,295
                                                                   -----------
                                                                    13,953,898
                                                                   ------------

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------

Municipal Bonds (continued)
Recreational Area Bonds - 0.77%
North Charleston Golf Centers Revenue
    5.50% 5/1/24 ...................................   $1,000,000   $  850,900
                                                                    ----------
                                                                       850,900
                                                                    ----------
Territorial Revenue Bonds - 0.16%
Virgin Islands Public Finance
   Authority Revenue 6.125% 10/1/29 ................      175,000      171,595
                                                                    ----------
                                                                       171,595
                                                                    ----------
Transportation Revenue Bonds - 2.08%
Cleveland, Ohio Airport Special Revenue
   (Continental Airlines Project)
   5.375% 9/15/27 ..................................      470,000      368,019
Houston, Texas Airport Special Facilities
   (Continental Airlines)
   Series B 6.125% 7/15/27 .........................      900,000      792,432
Toledo Lucas County, Ohio Port Authority
   Airport Revenue (Improvement Series 1)
   5.50% 5/15/20 ...................................    1,325,000    1,132,464
                                                                    ----------
                                                                     2,292,915
                                                                    ----------
Waste Disposal Revenue Bonds - 1.88%
Ashland, Kentucky Sewer & Solid Waste
   Revenue (Ashland, Inc. Project)
   7.125% 2/1/22 ...................................    1,200,000    1,241,796
Gulf Coast Waste Disposal Revenue
   (Valero Energy) 5.70% 4/1/32 ....................    1,000,000      830,520
                                                                    ----------
                                                                     2,072,316
                                                                    ----------
Water & Sewer Revenue Bonds - 4.47%
Franklin County, Missouri Public Water
   Supply (District Waterworks and
   Sewer System) 7.375% 12/1/18 ....................    1,255,000    1,293,453
Northern Palm Beach County, Florida
   Water Control & Improvement Unit
   Development No. 9B 5.90% 8/1/19 .................    1,000,000      918,570
Upper Bear Creek, Alabama Water, Sewer, &
   Fire Revenue District 6.25% 8/1/15 ..............    1,250,000    1,238,463
Vance, Alabama Governmental Utility
   Services Corporate Sewer Services
   Revenue 7.50% 10/1/18 ...........................    1,535,000    1,470,960
                                                                    ----------
                                                                     4,921,446
                                                                    ----------
Other Revenue Bonds - 13.44%
Anne Arundel County, Maryland Special
   Obligation (Arundel Mills Project)
   7.10% 7/1/29 ....................................    1,500,000    1,450,710
Arbor Greene Community Development
   District Special Assessment Revenue
   7.00% 5/1/03 ....................................       95,000       95,121

Delaware National                                       Principal      Market
High-Yield Municipal Bond Fund                             Amount       Value
--------------------------------------------------------------------------------

Municipal Bonds (continued)
Other Revenue Bonds (continued)
Boston Biomedical Research
   5.75% 2/1/29 ....................................   $1,000,000   $  852,310
Colorado Postsecondary Education
   Facilities Authority (Ocean Journey
   Project) 8.00% 12/1/06 ..........................    1,000,000    1,090,380
Lowry Economic Redevelopment Authority
   Colorado Revenue
   Series A 7.00% 12/1/10 ..........................    1,000,000    1,061,220
Orlando Special Assessment (Conroy Road)
   Series B 5.25% 5/1/05 ...........................    1,350,000    1,292,247
Pocatello Development Authority & Tax
   Increment Revenue 7.25% 12/1/08 .................      235,000      231,536
Prescott Valley, Arizona Improvement
   District (Special Assessment)
   7.90% 1/1/12 ....................................      500,000      542,155
Sacramento, California City Finance
   Authority Revenue (Convention Center
   Hotel) Series A 6.25% 1/1/30 ....................    3,000,000    2,735,130
Saint Joseph County Industrial Economic
   Development (Madison Center Project)
   5.50% 2/15/21 ...................................    1,150,000      913,962
San Diego County, California City Finance
   (Burnham Institute) 6.25% 9/1/29 ................    1,000,000      944,890
Santa Fe, New Mexico Municipal Record
   Complex Net Revenue
   5.625% 12/1/23 ..................................    1,140,000      967,769
Schuylkill County, Pennsylvania Industrial
   Development Authority Resource Recovery
   Center (Schuylkill Energy Resource Inc.)
   6.50% 1/1/10 ....................................    1,315,000    1,292,416
Virginia Beach Development Authority
   Revenue (Ramada On The Beach)
   6.625% 12/1/09 ..................................    1,000,000      991,040
Westminster, Colorado Shaw Heights
   (Special Improvement District)
   7.50% 12/1/07 ...................................      350,000      345,114
                                                                   -----------
                                                                    14,806,000
                                                                   -----------
Total Municipal Bonds
   (cost $116,280,384) .............................               110,823,134
                                                                   -----------
                                                       Number of
                                                         Shares
                                                       ---------
Short-Term Investments - 0.93%
Wells Fargo National Tax-Free Money
   Market Fund .....................................    1,026,508    1,026,508
                                                                   -----------
Total Short-Term Investments
   (cost $1,026,508) ...............................                 1,026,508
                                                                   -----------

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 101.56%
   (cost $117,306,892)                                            $111,849,642
Liabilities Net of Receivables and
   Other Assets - (1.56%)                                           (1,723,305)
                                                                  ------------
Net Assets Applicable to 11,311,113
   Shares Outstanding - 100.00%                                   $110,126,337
                                                                  ============
Net Asset Value - Delaware National High-Yield
   Municipal Bond Fund A Class
   ($79,632,135 / 8,184,960 Shares)                                      $9.73
                                                                         -----
Net Asset Value - Delaware National High-Yield
   Municipal Bond Fund B Class
   ($19,927,069 / 2,043,343 Shares)                                      $9.75
                                                                         -----
Net Asset Value - Delaware National High-Yield
   Municipal Bond Fund C Class
   ($10,567,133 / 1,082,810 Shares)                                      $9.76
                                                                         -----
----------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 29, 2000:
Shares of Beneficial Interest (unlimited authorization -
   no par) ..................................................     $117,704,320
Accumulated net realized loss
   on investments ...........................................       (2,120,733)
Net unrealized depreciation
   of investments ...........................................       (5,457,250)
                                                                  ------------
Total net assets ............................................     $110,126,337
                                                                  ============
Net Asset Value and Offering Price Per Share -
   National High-Yield Municipal Bond Fund
Net asset value A Class (A) .................................            $9.73
Sales charge (3.75% of offering price or 3.91%
   of amount invested per share) (B) ........................             0.38
                                                                        ------
Offering price ..............................................           $10.11
                                                                        ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

February 29, 2000                        Delaware Tax-Free USA Intermediate Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $29,586,028) ....................        $29,551,419
Receivables for securities sold .............................          1,843,140
Cash ........................................................          1,101,454
Interest receivable .........................................            418,116
Subscriptions receivable ....................................            141,642
                                                                     -----------
Total assets ................................................         33,055,771
                                                                     -----------


Liabilities:
Payables for securities purchased ...........................          5,571,672
Liquidations payable ........................................             36,554
Other accounts payable and accrued expenses .................             28,494
Distributions payable .......................................             24,175
                                                                     -----------
Total liabilities ...........................................          5,660,895
                                                                     -----------

Total Net Assets ............................................        $27,394,876
                                                                     ===========

                             See accompanying notes

Statements of Operations

                                                      Delaware         Delaware          Delaware           Delaware
                                                      Tax-Free         Tax-Free          Tax-Free USA       National High-Yield
Six Months Ended February 29, 2000 (Unaudited)        USA Fund         Insured Fund      Intermediate Fund  Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................$ 16,045,040        $2,159,162           $779,775         $ 3,757,075
                                                     ---------------------------------------------------------------------
Expenses:
Management fees .....................................   1,348,707           177,473             73,500             312,952
Distribution expense ................................     631,160            96,943             44,043             257,829
Dividend disbursing and transfer agent fees
  and expenses ......................................     226,000            27,245             15,380              60,480
Accounting and administration .......................     100,700            14,593              5,898              27,300
Reports and statements to shareholders ..............      62,500            10,000              3,883              24,000
Professional fees ...................................      32,000             2,550              1,750              27,000
Taxes (other than taxes on income) ..................      22,280               909                635              59,300
Registration fees ...................................      32,500            14,120             13,400              64,000
Custodian fees ......................................      85,406            20,537             20,213               6,810
Trustee's fees ......................................       6,568             1,096                410               2,550
Other ...............................................      45,496             1,703              1,084              22,322
                                                     ---------------------------------------------------------------------
                                                        2,593,317           367,169            180,196             864,543
Less expenses absorbed or waived ....................          --                --            (20,623)           (177,753)
                                                     ---------------------------------------------------------------------
Less expenses paid indirectly .......................     (87,480)          (12,182)           (20,403)             (1,315)
                                                     ---------------------------------------------------------------------
Total operating expenses (before interest expense) ..   2,505,837           354,987            139,170             685,475
                                                     ---------------------------------------------------------------------
Interest expense ....................................          --                --                 --                 708
                                                     ---------------------------------------------------------------------
Total expenses ......................................   2,505,837           354,987            139,170             686,183
                                                     ---------------------------------------------------------------------
Net Investment Income ...............................  13,539,203         1,804,175            640,605           3,070,892
                                                     ---------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on
  Investments:
Net realized loss on investment transactions ........  (5,830,020)       (1,627,799)          (773,110)         (2,002,762)
Net change in unrealized appreciation/depreciation
  of investments .................................... (13,927,924)         (854,068)           158,796          (5,010,892)
                                                     ---------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments ..... (19,757,944)       (2,481,867)          (614,314)         (7,013,654)
                                                     ---------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations .........................$ (6,218,741)       $ (677,692)          $ 26,291         $(3,942,762)
                                                     =====================================================================

                             See accompanying notes

Statements of Changes in Net Assets

                                                                    Delaware Tax-Free                          Delaware Tax-Free
                                                                    USA Fund                                   Insured Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months               Year              Six Months        Year
                                                                 Ended                 Ended               Ended           Ended
                                                                2/29/00               8/31/99             2/29/00         8/31/99
                                                              (Unaudited)                               (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................  $ 13,539,203         $ 29,868,197          $ 1,804,175    $ 3,682,046
Net realized loss on investments ...........................    (5,830,020)         (24,575,865)          (1,627,799)    (2,602,291)
Net change in unrealized depreciation of investments .......   (13,927,924)         (21,125,314)            (854,068)    (2,249,127)
                                                              ---------------------------------------------------------------------
Net decrease in net assets resulting from operations .......    (6,218,741)         (15,832,982)            (677,692)    (1,169,372)
                                                              ---------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
  A Class ..................................................   (12,722,061)         (28,129,928)          (1,669,087)    (3,443,584)
  B Class ..................................................      (609,190)          (1,601,887)            (104,151)      (189,965)
  C Class ..................................................      (207,952)            (136,382)             (30,937)       (48,497)
Net realized gain on investments:
  A Class ..................................................            --           (1,166,868)                  --       (816,386)
  B Class ..................................................            --              (77,263)                  --        (50,900)
  C Class ..................................................            --               (5,129)                  --         (7,792)
                                                              ---------------------------------------------------------------------
                                                               (13,539,203)         (31,117,457)          (1,804,175)    (4,557,124)
                                                              ---------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class ..................................................    53,347,988          220,161,358            4,256,398      5,625,443
  B Class ..................................................     2,971,593            8,302,891              568,347      1,616,545
  C Class ..................................................       548,621            1,827,537              294,656      1,494,459
Net asset value of shares issued upon
  reinvestment of distributions from net
  investment income and net realized gain
  on investments:
  A Class ..................................................     6,809,629           15,818,679              881,310      2,385,022
  B Class ..................................................       416,229              950,535               60,276        142,623
  C Class ..................................................        49,577               96,912               26,875         51,066
                                                              ---------------------------------------------------------------------
                                                                64,143,637          247,157,912            6,087,862     11,315,158
                                                              ---------------------------------------------------------------------
Cost of shares repurchased:
  A Class ..................................................   (86,028,498)        (293,951,791)          (7,964,698)    (8,586,906)
  B Class ..................................................    (8,160,639)          (8,893,214)            (973,323)      (643,535)
  C Class ..................................................    (1,582,148)            (569,079)            (873,709)      (247,116)
                                                              ---------------------------------------------------------------------
                                                               (95,771,285)        (303,414,084)          (9,811,730)    (9,477,557)
                                                              ---------------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions ..........................   (31,627,648)         (56,256,172)          (3,723,868)     1,837,601
                                                              ---------------------------------------------------------------------
Net Decrease In Net Assets .................................   (51,385,592)        (103,206,611)          (6,205,735)    (3,888,895)

Net Assets:
Beginning of period ........................................   522,902,861          626,109,472           74,945,868     78,834,763
                                                              ---------------------------------------------------------------------
End of period ..............................................  $471,517,269         $522,902,861          $68,740,133    $74,945,868
                                                              =====================================================================

                             See accompanying notes

                                                                  Delaware Tax-Free               Delaware National
                                                                  USA Intermediate                High-Yield Municipal
                                                                  Fund                            Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months         Year          Six Months            Year
                                                               Ended            Ended            Ended              Ended
                                                              2/29/00          8/31/99          2/29/00            8/31/99
                                                            (Unaudited)                       (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ..................................   $   640,605      $ 1,242,387       $ 3,070,892         $ 5,160,118
Net realized gain (loss) on investments ................      (773,110)          95,919        (2,002,762)            (17,370)
Net change in unrealized appreciation/depreciation
  of investments .......................................       158,796       (1,314,384)       (5,010,892)         (4,678,686)
                                                           ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ......................................        26,291           23,922        (3,942,762)            464,062
                                                           ------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
  A Class ..............................................      (546,250)      (1,062,227)       (2,327,017)         (4,111,560)
  B Class ..............................................       (39,587)         (77,729)         (498,624)           (694,101)
  C Class ..............................................       (54,768)        (102,431)         (245,251)           (353,757)
Net realized gain on investments:
  A Class ..............................................            --               --                --            (172,510)
  B Class ..............................................            --               --                --             (28,565)
  C Class ..............................................            --               --                --             (16,175)
                                                           ------------------------------------------------------------------
                                                              (640,605)      (1,242,387)       (3,070,892)         (5,376,668)
                                                           ------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class ..............................................     4,358,733        8,813,200        10,316,380          27,884,866
  B Class ..............................................     1,173,122          885,556         4,990,060          12,690,424
  C Class ..............................................       136,288        2,099,945         3,859,387           7,358,160
Net asset value of shares issued upon
  reinvestment of distributions from net
  investment income and net realized gain
  on investments:
  A Class ..............................................       353,739          679,292         1,408,634           2,406,407
  B Class ..............................................        23,061           55,947           283,461             429,601
  C Class ..............................................        37,183           72,684           168,885             255,629
                                                           ------------------------------------------------------------------
                                                             6,082,126       12,606,624        21,026,807          51,025,087
                                                           ------------------------------------------------------------------
Cost of shares repurchased:
  A Class ..............................................    (6,882,159)      (5,872,741)      (12,979,672)        (10,228,202)
  B Class ..............................................    (1,141,227)        (586,492)       (5,496,220)         (1,470,819)
  C Class ..............................................      (740,492)        (729,497)       (3,114,344)         (1,625,869)
                                                           ------------------------------------------------------------------
                                                            (8,763,878)      (7,188,730)      (21,590,236)        (13,324,890)
                                                           ------------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions ......................    (2,681,752)       5,417,894          (563,429)         37,700,197
                                                           ------------------------------------------------------------------
Net Increase (Decrease) In Net Assets ..................    (3,296,066)       4,199,429        (7,577,083)         32,787,591

Net Assets:
Beginning of period ....................................    30,690,942       26,491,513       117,703,420          84,915,829
                                                           ------------------------------------------------------------------
End of period ..........................................   $27,394,876      $30,690,942      $110,126,337        $117,703,420
                                                           ==================================================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free USA Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                              Year Ended
                                                             2/29/00(2)   8/31/99     8/31/98      8/31/97     8/31/96      8/31/95
                                                           (Unaudited)
Net asset value, beginning of period .......................  $10.890     $11.830      $11.710     $11.550      $12.070     $12.040

Income (loss) from investment operations:
  Net investment income ....................................    0.291       0.593        0.597       0.666        0.696       0.746
  Net realized and unrealized gain (loss) on investments ...   (0.430)     (0.916)       0.310       0.210       (0.460)      0.030
                                                              ----------------------------------------------------------------------
  Total from investment operations .........................   (0.139)     (0.323)       0.907       0.876        0.236       0.776
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .....................   (0.291)     (0.593)      (0.597)     (0.666)      (0.696)     (0.746)
  Distributions from net realized gain on investments ......     none      (0.024)      (0.190)     (0.050)      (0.060)       none
                                                              ----------------------------------------------------------------------
  Total dividends and distributions ........................   (0.291)     (0.617)      (0.787)     (0.716)      (0.756)     (0.746)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................  $10.460     $10.890      $11.830     $11.710      $11.550     $12.070
                                                              ======================================================================

Total return(1) ............................................   (1.25%)     (2.90%)       8.00%       7.79%        1.91%       6.74%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $441,016    $485,240     $586,848    $615,852     $700,853    $758,470
  Ratio of expenses to average net assets ..................    0.97%       1.00%        0.97%       0.94%        0.94%       0.92%
  Ratio of net investment income to average net assets .....    5.59%       5.13%        5.08%       5.73%        5.82%       6.29%
  Portfolio turnover .......................................      59%         59%          81%         44%          42%         27%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free USA Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                              Year Ended
                                                            2/29/00(2)    8/31/99      8/31/98     8/31/97      8/31/96     8/31/95
                                                           (Unaudited)
Net asset value, beginning of period .......................  $10.890     $11.830      $11.710     $11.550      $12.070     $12.040

Income (loss) from investment operations:
  Net investment income ....................................    0.249       0.500        0.503       0.573        0.600       0.649
  Net realized and unrealized gain (loss) on investments ...   (0.430)     (0.916)       0.310       0.210       (0.460)      0.030
                                                             ----------------------------------------------------------------------
  Total from investment operations .........................   (0.181)     (0.416)       0.813       0.783        0.140       0.679
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .....................   (0.249)     (0.500)      (0.503)     (0.573)      (0.600)     (0.649)
  Distributions from net realized gain on investments ......     none      (0.024)      (0.190)     (0.050)      (0.060)       none
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ........................   (0.249)     (0.524)      (0.693)     (0.623)      (0.660)     (0.649)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .............................  $10.460     $10.890      $11.830     $11.710      $11.550     $12.070
                                                             ======================================================================
Total return(1) ............................................   (1.64%)     (3.67%)       7.15%       6.94%        1.11%       5.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $28,198     $34,249      $36,919     $35,055      $29,773     $17,779
  Ratio of expenses to average net assets ..................    1.77%       1.80%        1.77%       1.74%        1.74%       1.74%
  Ratio of net investment income to average net assets .....    4.79%       4.33%        4.28%       4.93%        5.03%       5.47%
  Portfolio turnover .......................................      59%         59%          81%         44%          42%         27%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free USA Fund C Class
------------------------------------------------------------------------------------------------------------------------
                                                           Six Months                                           Period
                                                              Ended                  Year Ended             11/29/95(2) to
                                                            2/29/00(3)    8/31/99      8/31/98     8/31/97      8/31/96
                                                           (Unaudited)
Net asset value, beginning of period .......................  $10.890     $11.830      $11.710     $11.550      $12.230

Income (loss) from investment operations:
  Net investment income ....................................    0.249       0.500        0.504       0.573        0.450
  Net realized and unrealized gain (loss) on investments ...   (0.430)     (0.916)       0.310       0.210       (0.620)
                                                              -----------------------------------------------------------
  Total from investment operations .........................   (0.181)     (0.416)       0.814       0.783       (0.170)
                                                              -----------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.249)     (0.500)      (0.504)     (0.573)      (0.450)
  Distributions from net realized gain on investments ......     none      (0.024)      (0.190)     (0.050)      (0.060)
                                                              -----------------------------------------------------------
  Total dividends and distributions ........................   (0.249)     (0.524)      (0.694)     (0.623)      (0.510)
                                                              -----------------------------------------------------------
Net asset value, end of period .............................  $10.460     $10.890      $11.830     $11.710      $11.550
                                                              ===========================================================

Total return(1) ............................................   (1.64%)     (3.67%)       7.15%       6.94%       (1.44%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $2,303      $3,415       $2,343      $1,505         $805
  Ratio of expenses to average net assets ..................    1.77%       1.80%        1.77%       1.74%        1.74%
  Ratio of net investment income to average net assets .....    4.79%       4.33%        4.28%       4.93%        5.03%
  Portfolio turnover .......................................      59%         59%          81%         44%          42%


------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Insured Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                              Year Ended
                                                            2/29/00(2)    8/31/99      8/31/98     8/31/97      8/31/96     8/31/95
                                                           (Unaudited)
Net asset value, beginning of period .....................    $10.360     $11.150      $11.050     $10.860      $11.050     $11.020

Income (loss) from investment operations:
  Net investment income ..................................      0.259       0.510        0.517       0.573        0.588       0.639
  Net realized and unrealized gain (loss) on investments .     (0.340)     (0.667)       0.295       0.281       (0.160)      0.030
                                                             -----------------------------------------------------------------------
  Total from investment operations .......................     (0.081)     (0.157)       0.812       0.854        0.428       0.669

Less dividends and distributions:
  Dividends from net investment income ...................     (0.259)     (0.510)      (0.517)     (0.573)      (0.588)     (0.639)
  Distributions from net realized gain on investments ....       none      (0.123)      (0.195)     (0.091)      (0.030)       none
                                                             -----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.259)     (0.633)      (0.712)     (0.664)      (0.618)     (0.639)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.020     $10.360      $11.150     $11.050      $10.860     $11.050
                                                             =======================================================================

Total return(1) ..........................................     (0.77%)     (1.48%)       7.57%       8.07%        3.88%       6.33%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................    $63,331     $68,422      $74,246     $78,377      $81,149     $86,756
  Ratio of expenses to average net assets ................      0.93%       0.97%        1.10%       1.05%        0.98%       0.98%
  Ratio of net investment income to average net assets ...      5.19%       4.74%        4.65%       5.23%        5.29%       5.89%
  Portfolio turnover .....................................        84%         48%          63%         42%          45%         68%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Insured Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                              Year Ended
                                                            2/29/00(2)    8/31/99      8/31/98     8/31/97      8/31/96     8/31/95
                                                           (Unaudited)
Net asset value, beginning of period ........................ $10.360     $11.150      $11.050     $10.860      $11.050     $11.020

Income (loss) from investment operations:
  Net investment income .....................................   0.218       0.430        0.427       0.485        0.499       0.550
  Net realized and unrealized gain (loss) from investments ..  (0.340)     (0.667)       0.295       0.281       (0.160)      0.030
                                                              ----------------------------------------------------------------------
  Total from investment operations ..........................  (0.122)     (0.237)       0.722       0.766        0.339       0.580
                                                              ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.218)     (0.430)      (0.427)     (0.485)      (0.499)     (0.550)
  Distributions from net realized gain on investments .......    none      (0.123)      (0.195)     (0.091)      (0.030)       none
                                                              ----------------------------------------------------------------------
  Total dividends and distributions .........................  (0.218)     (0.553)      (0.622)     (0.576)      (0.529)     (0.550)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................. $10.020     $10.360      $11.150     $11.050      $10.860     $11.050
                                                              ======================================================================

Total return(1) .............................................  (1.17%)     (2.27%)       6.72%       7.21%        3.05%       5.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................  $4,510      $5,022       $4,268      $3,619       $3,375      $2,448
  Ratio of expenses to average net assets ...................   1.73%       1.77%        1.90%       1.85%        1.78%       1.80%
  Ratio of net investment income to average net assets ......   4.39%       3.94%        3.85%       4.43%        4.48%       5.07%
  Portfolio turnover ........................................     84%         48%          63%         42%          45%         68%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Insured Fund C Class
---------------------------------------------------------------------------------------------------------------------------
                                                           Six Months                                            Period
                                                              Ended                  Year Ended              11/29/95(2) to
                                                            2/29/00(3)    8/31/99      8/31/98     8/31/97      8/31/96
                                                           (Unaudited)
Net asset value, beginning of period ........................ $10.360     $11.150      $11.050     $10.860      $11.260

Income (loss) from investment operations:
  Net investment income .....................................   0.218       0.430        0.425       0.485        0.375
  Net realized and unrealized gain (loss) on investments ....  (0.340)     (0.667)       0.295       0.281       (0.370)
                                                              --------------------------------------------------------------
  Total from investment operations ..........................  (0.122)     (0.237)       0.720       0.766        0.005
                                                              --------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.218)     (0.430)      (0.425)     (0.485)      (0.375)
  Distributions from net realized gain on investments .......    none      (0.123)      (0.195)     (0.091)      (0.030)
                                                              --------------------------------------------------------------
  Total dividends and distributions .........................  (0.218)     (0.553)      (0.620)     (0.576)      (0.405)
                                                              --------------------------------------------------------------

Net asset value, end of period .............................. $10.020     $10.360      $11.150     $11.050      $10.860
                                                              ==============================================================

Total return(1) .............................................  (1.17%)     (2.27%)       6.72%       7.21%        0.01%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................    $899      $1,502         $321         $89         $120
  Ratio of expenses to average net assets ...................   1.73%       1.77%        1.90%       1.85%        1.78%
  Ratio of net investment income to average net assets ......   4.39%       3.94%        3.85%       4.43%        4.48%
  Portfolio turnover ........................................     84%         48%          63%         42%          45%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free USA Intermediate Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                              Year Ended
                                                            2/29/00(2)    8/31/99      8/31/98     8/31/97      8/31/96     8/31/95
                                                           (Unaudited)
Net asset value, beginning of period ........................ $10.270     $10.710      $10.460     $10.320      $10.410     $10.320

Income (loss) from investment operations:
  Net investment income .....................................   0.228       0.478        0.501       0.524        0.550       0.550
  Net realized and unrealized gain (loss) on investments ....  (0.200)     (0.440)       0.250       0.140       (0.090)      0.090
                                                              ---------------------------------------------------------------------
  Total from investment operations ..........................   0.028       0.038        0.751       0.664        0.460       0.640
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ......................  (0.228)     (0.478)      (0.501)     (0.524)      (0.550)     (0.550)
                                                              ---------------------------------------------------------------------
  Total dividends ...........................................  (0.228)     (0.478)      (0.501)     (0.524)      (0.550)     (0.550)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................. $10.070     $10.270      $10.710     $10.460      $10.320     $10.410
                                                              =====================================================================

Total return(1) .............................................   0.28%       0.29%        7.34%       6.57%        4.52%       6.43%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................... $22,512     $25,186      $22,562     $21,635      $22,617     $20,492
  Ratio of expenses to average net assets ...................   0.78%       0.79%        0.67%       0.43%        0.25%       0.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   0.92%       0.96%        1.33%       1.02%        0.95%       1.07%
  Ratio of net investment income to average net assets ......   4.65%       4.47%        4.73%       5.03%        5.29%       5.37%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly .........................................   4.37%       4.25%        4.07%       4.44%        4.59%       4.55%
  Portfolio turnover ........................................    234%        109%         104%         34%          15%         63%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free USA Intermediate Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                              Year Ended
                                                            2/29/00(2)    8/31/99      8/31/98     8/31/97      8/31/96     8/31/95
                                                           (Unaudited)
Net asset value, beginning of period .......................  $10.270     $10.710      $10.460     $10.320      $10.410     $10.320

Income (loss) from investment operations:
  Net investment income ....................................    0.185       0.387        0.411       0.436        0.460       0.460
  Net realized and unrealized gain (loss) on investments ...   (0.200)     (0.440)       0.250       0.140       (0.090)      0.090
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................   (0.015)     (0.053)       0.661       0.576        0.370       0.550
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income .....................   (0.185)     (0.387)      (0.411)     (0.436)      (0.460)     (0.460)
                                                              ---------------------------------------------------------------------
  Total dividends ..........................................   (0.185)     (0.387)      (0.411)     (0.436)      (0.460)     (0.460)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $10.070     $10.270      $10.710     $10.460      $10.320     $10.410
                                                              =====================================================================

Total return(1) ............................................   (0.14%)     (0.56%)       6.43%       5.67%        3.63%       5.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $2,204      $2,195       $1,933      $1,832       $1,490        $949
  Ratio of expenses to average net assets ..................    1.63%       1.64%        1.52%       1.28%        1.10%       1.10%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    1.77%       1.81%        2.18%       1.87%        1.80%       1.92%
  Ratio of net investment income to average net assets .....    3.80%       3.62%        3.88%       4.18%        4.44%       4.52%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ........................................    3.52%       3.40%        3.22%       3.59%        3.74%       3.70%
  Portfolio turnover .......................................     234%        109%         104%         34%          15%         63%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free USA Intermediate Fund C Class
---------------------------------------------------------------------------------------------------------------------------
                                                           Six Months                                            Period
                                                              Ended                  Year Ended              11/29/95(2) to
                                                            2/29/00(3)    8/31/99      8/31/98     8/31/97      8/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................   $10.270     $10.710      $10.460     $10.320      $10.480

Income (loss) from investment operations:
  Net investment income ...................................     0.185       0.387        0.411       0.436        0.350
  Net realized and unrealized gain (loss) on investments ..    (0.200)     (0.440)       0.250       0.140       (0.160)
                                                              -------------------------------------------------------------
  Total from investment operations ........................    (0.015)     (0.053)       0.661       0.576        0.190
                                                              -------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.185)     (0.387)      (0.411)     (0.436)      (0.350)
                                                              -------------------------------------------------------------
  Total dividends .........................................    (0.185)     (0.387)      (0.411)     (0.436)      (0.350)
                                                              -------------------------------------------------------------

Net asset value, end of period ............................   $10.070     $10.270      $10.710     $10.460      $10.320
                                                              =============================================================

Total return(1) ...........................................    (0.14%)     (0.56%)       6.43%       5.67%        1.84%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $2,679      $3,310       $1,996      $1,426         $193
  Ratio of expenses to average net assets .................     1.63%       1.64%        1.52%       1.28%        1.10%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.77%       1.81%        2.18%       1.87%        1.80%
  Ratio of net investment income to average net assets ....     3.80%       3.62%        3.88%       4.18%        4.44%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly .......................................     3.52%       3.40%        3.22%       3.59%        3.74%
  Portfolio turnover ......................................      234%        109%         104%         34%          15%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware National High-Yield Municipal Bond Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months    Year     Eight      Year        Period
                                                              Ended      Ended    Months     Ended      8/1/96 to     Year Ended
                                                            2/29/00(5)  8/31/99   Ended   12/31/97(3)  12/31/96(4)  7/31/96 7/31/95
                                                           (Unaudited)            8/31/98
Net asset value, beginning of period ....................... $10.340    $10.800   $10.720    $10.400    $10.190    $10.170  $10.170

Income (loss) from investment operations:
  Net investment income ....................................   0.279      0.557     0.398      0.648      0.260      0.630    0.650
  Net realized and unrealized gain (loss) on investments ...  (0.610)    (0.435)    0.115      0.390      0.210      0.140    0.040
                                                             -----------------------------------------------------------------------
  Total from investment operations .........................  (0.331)     0.122     0.513      1.038      0.470      0.770    0.690
                                                             -----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................  (0.279)    (0.557)   (0.398)    (0.647)    (0.260)    (0.630)  (0.650)
  Distributions from net realized gain on investments ......    none     (0.025)   (0.035)    (0.071)      none     (0.120)  (0.040)
                                                             -----------------------------------------------------------------------
  Total dividends and distributions ........................  (0.279)    (0.582)   (0.433)    (0.718)    (0.260)    (0.750)  (0.690)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ............................. $ 9.730    $10.340   $10.800    $10.720    $10.400    $10.190  $10.170
                                                             =======================================================================

Total return(1) ............................................  (3.23%)     1.08%     4.87%     10.32%      4.52%      7.78%    7.16%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $79,632    $86,013   $69,606    $55,458    $59,105    $63,460  $66,357
  Ratio of expenses to average net assets ..................   1.00%      1.00%     0.92%(2)   0.84%      0.87%(2)   0.85%    0.79%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........   1.32%      1.22%     1.12%(2)   1.12%      1.07%(2)   0.96%    0.90%
  Ratio of net investment income to average net assets .....   5.61%      5.18%     5.52%(2)   6.15%      6.06%(2)   6.10%    6.45%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ........................................   5.29%      4.96%     5.32%(2)   5.87%      5.86%(2)   5.99%    6.34%
  Portfolio turnover .......................................     65%        33%       43%        45%         7%         0%       8%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur Fund Managers, Inc.
(5) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                      Delaware National High-Yield Municipal Bond Fund B Class
----------------------------------------------------------------------------------------------------------------------------
                                                           Six Months     Year        Eight         Year          Period
                                                              Ended       Ended       Months        Ended       12/18/96 to
                                                            2/29/00(5)   8/31/99      Ended      12/31/97(3)    12/31/96(4)
                                                           (Unaudited)                8/31/98
Net asset value, beginning of period ....................... $10.360     $10.820      $10.730       $10.400      $10.370

Income (loss) from investment operations:
  Net investment income ....................................   0.241       0.476        0.348         0.534        0.010
  Net realized and unrealized gain (loss) on investments ...  (0.610)     (0.435)       0.122         0.433        0.030
                                                             ---------------------------------------------------------------
  Total from investment operations .........................  (0.369)      0.041        0.470         0.967        0.040
                                                             ---------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................  (0.241)     (0.476)      (0.345)       (0.566)      (0.010)
  Distributions from net realized gain on investments ......    none      (0.025)      (0.035)       (0.071)        none
                                                             ---------------------------------------------------------------
  Total dividends and distributions ........................  (0.241)     (0.501)      (0.380)       (0.637)      (0.010)
                                                             ---------------------------------------------------------------

Net asset value, end of period ............................. $ 9.750     $10.360      $10.820       $10.730      $10.400
                                                             ===============================================================

Total return(1) ............................................  (3.67%)      0.42%        4.44%         9.57%        0.43%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $19,927     $21,423      $10,620        $3,573          $88
  Ratio of expenses to average net assets ..................   1.75%       1.75%        1.67%(2)      1.56%        1.45%(2)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   2.07%       1.97%        1.87%(2)      1.84%        1.66%(2)
  Ratio of net investment income to average net assets .....   4.86%       4.43%        4.77%(2)      5.43%        4.65%(2)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.54%       4.21%        4.57%(2)      5.15%        4.44%(2)
  Portfolio turnover .......................................     65%         33%          43%           45%           7%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:               Delaware National High-Yield Municipal Bond Fund C Class
--------------------------------------------------------------------------------------------------------------
                                                                                       Eight
                                                            Six Months     Year        Months       Period
                                                               Ended       Ended        Ended    5/26/97(3) to
                                                             2/29/00(4)   8/31/99      8/31/98     12/31/97
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.370     $10.830      $10.740     $10.440

Income (loss) from investment operations:
  Net investment income ...................................     0.241       0.476        0.348       0.315
  Net realized and unrealized gain (loss) on investments ..    (0.610)     (0.435)       0.122       0.391
                                                              ------------------------------------------------
  Total from investment operations ........................    (0.369)      0.041        0.470       0.706
                                                              ------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.241)     (0.476)      (0.345)     (0.335)
  Distributions from net realized gain on investments .....      none      (0.025)      (0.035)     (0.071)
                                                              ------------------------------------------------
  Total dividends and distributions .......................    (0.241)     (0.501)      (0.380)     (0.406)
                                                              ------------------------------------------------

Net asset value, end of period ............................   $ 9.760     $10.370      $10.830     $10.740
                                                              ================================================

Total return(1) ...........................................    (3.58%)      0.32%        4.44%       6.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $10,567     $10,267       $4,690      $1,220
  Ratio of expenses to average net assets .................     1.75%       1.75%        1.67%(2)    1.62%(2)
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...............     2.07%       1.97%        1.87%(2)    1.90%(2)
  Ratio of net investment income to average net assets ....     4.86%       4.43%        4.77%(2)    5.37%(2)
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ....     4.54%       4.21%        4.57%(2)    5.09%(2)
  Portfolio turnover ......................................       65%         33%          43%         45%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) Commencement of operations.
(4) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Notes to Financial Statements

February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund (the "Company"), is registered as an open-end investment company under the Investment Company Act of 1940 (as amended). The Company is organized as a Delaware business trust and offers three portfolios, the Delaware Tax-Free USA Fund ("Tax-Free USA Fund"), the Delaware Tax-Free Insured Fund ("Tax-Free Insured Fund"), and the Delaware Tax-Free USA Intermediate Fund ("Tax-Free USA Intermediate Fund"). Delaware National High-Yield Municipal Bond Fund ("National High-Yield Municipal Bond Fund"), is a series of Voyageur Mutual Funds which is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company and is organized as a Delaware business trust. Each of the Funds is a non-diversified fund. These financial statements and related notes pertain to the Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The Funds each offer three classes of shares. The A Class carries a front-end sales charge of 3.75% for the Tax-Free USA Fund, Tax-Free Insured Fund and National High-Yield Municipal Bond Fund, and 2.75% for the Tax-Free USA Intermediate Fund. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge.

The investment objective of the Tax-Free USA Fund, the Tax-Free Insured Fund and the Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as consistent with prudent investment management and preservation of capital.

The investment objective of the National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax through investing primarily in a portfolio of medium and lower grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. In addition, the Funds may receive earnings credits from its custodian which are used to offset custody fees when positive balances are maintained. The expenses paid under the above arrangements are included in their respective captions in the Statement of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses for the six months ended February 29, 2000 were approximately:

                                                    "Soft Dollar"  Earnings
                                                      Expenses      Credits
                                                    ------------   --------
Tax-Free USA Fund .............................        $11,374      $76,106
Tax-Free Insured Fund .........................          1,645       10,537
Tax-Free USA Intermediate Fund ................            680       19,723
National High-Yield Municipal Bond Fund .......          1,315           --

--------------------------------------------------------------------------------

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC") the investment manager of the Funds, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million for the Tax-Free USA Fund and National High-Yield Municipal Bond Fund, 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million for the Tax-Free Insured Fund and Tax-Free USA Intermediate Fund.

DMC has elected voluntarily to waive its fee and reimburse the Tax-Free USA Intermediate Fund to the extent that the annual operating expenses, exclusive of 12b-1 plan expenses, taxes, brokerage commissions and extraordinary expenses, exceed 0.60% of average daily net assets through October 31, 2000. DMC has elected to waive their fee and reimburse the National High-Yield Municipal Bond Fund to the extent that annual operating expenses exclusive of 12b-1 plan expenses, taxes, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets through October 31, 2000.

The Funds have engaged Delaware Service Company, Inc. ("DSC") an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At February 29, 2000, the Funds had payables to affiliates as follows:

                                                     Tax-Free      Tax-Free
                                                     USA Fund    Insured Fund
                                                     --------    ------------
Investment management
  fees and other expenses
  payable to DMC .................................    $ 4,669       $22,168
Dividend disbursing, transfer
  agent fees accounting fees and
  other expenses payable to DSC ..................    $22,896       $ 4,402
Distribution fee and other expenses
  payable to DDLP ................................    $24,063       $ 3,130


                                                     Tax-Free      National
                                                       USA         High-Yield
                                                   Intermediate    Municipal
                                                       Fund        Bond Fund
                                                   ------------    ----------
Investment management
  fees and other expenses
  payable to DMC .................................     $8,394       $19,010
Dividend disbursing, transfer
  agent fees accounting fees and
  other expenses payable to DSC ..................     $5,061       $ 9,244
Distribution fee and other expenses
  payable to DDLP ................................     $1,102       $ 4,993

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP") the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free USA Fund and the Tax-Free Insured Fund, 0.30% of the average daily net assets of the A Class for the Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the A Class for the National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the B and C Classes for all Funds.

For the six months ended February 29, 2000, DDLP commissions earned on sales of the Class A shares for each Fund were as follows:


                                                          National
                                     Tax-Free USA         High-Yield
   Tax-Free           Tax-Free       Intermediate         Municipal
   USA Fund         Insured Fund        Fund              Bond Fund
   --------         ------------     ------------         ----------
   $12,929            $2,906           $2,135              $6,445


Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the six months ended February 29, 2000, the Funds had purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:


                                                  Tax-Free           Tax-Free
                                                  USA Fund         Insured Fund
                                                ------------       ------------
Purchases .................................     $142,002,013       $29,975,874
Sales .....................................      170,284,508        31,885,937


                                                  Tax-Free           National
                                                    USA             High-Yield
                                                Intermediate         Municipal
                                                   Fund              Bond Fund
                                                ------------       -----------
Purchases .................................     $33,834,661        $36,546,576
Sales .....................................      34,743,618         37,805,535


At February 29, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                                  Tax-Free           Tax-Free
                                                  USA Fund         Insured Fund
                                                ------------       ------------
Cost of investments .......................     $467,719,951       $69,334,897
Unrealized appreciation ...................     $ 20,147,423       $ 2,208,922
Unrealized depreciation ...................     $(16,199,605)      $  (877,460)
                                                ------------       -----------
Net unrealized appreciation ...............     $  3,947,818       $ 1,331,462
                                                ============       ===========

                                                   Tax-Free        National
                                                     USA           High-Yield
                                                 Intermediate      Municipal
                                                    Fund           Bond Fund
                                                --------------    ------------
Cost of investments .......................      $29,586,028      $117,306,892
                                                 ===========      ============
Unrealized appreciation ...................      $   222,102      $  1,760,108
Unrealized depreciation ...................         (256,713)       (7,217,358)
                                                 -----------      ------------
Net unrealized
  appreciation/depreciation ...............      $   (34,609)     $ (5,457,250)
                                                 ===========      ============

For federal income tax purposes, the Tax-Free USA Intermediate Fund had accumulated capital losses at February 29, 2000 of $606,585 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2003.

4. Capital Shares
Transactions in capital shares were as follows:

                                                         Tax-Free USA Fund
                                                      -------------------------
                                                       Six Months       Year
                                                         Ended         Ended
                                                        2/29/00       8/31/99
                                                      (Unaudited)
Shares sold:
  A Class .....................................       5,031,997     18,931,632
  B Class .....................................         280,029        719,424
  C Class .....................................          51,387        156,302

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .....................................         643,190      1,367,786
  B Class .....................................          39,395         82,291
  C Class .....................................           4,674          8,411
                                                     ----------    -----------
                                                      6,050,672     21,265,846
                                                     ----------    -----------
Shares repurchased:
  A Class .....................................      (8,097,757)   (25,331,800)
  B Class .....................................        (770,375)      (776,396)
  C Class .....................................        (149,620)       (49,118)
                                                     ----------    -----------
                                                     (9,017,752)   (26,157,314)
                                                     ----------    -----------
Net decrease ..................................      (2,967,080)    (4,891,468)
                                                     ==========    ===========

Transactions in capital shares were as follows:

                                                        Tax-Free Insured Fund
                                                       -----------------------
                                                        Six Months      Year
                                                          Ended         Ended
                                                         2/29/00       8/31/99
                                                       (Unaudited)

Shares sold:
  A Class .....................................          421,287       517,882
  B Class .....................................           56,124        13,084
  C Class .....................................           29,160       134,955

Shares issued upon reinvestment of
  distributions from net investment
  income and net realized gain
  on investments:
  A Class .....................................           87,302       218,421
  B Class .....................................            5,969        13,084
  C Class .....................................            2,660         4,718
                                                        --------     ---------
                                                         602,502     1,037,302
                                                        --------     ---------
Shares repurchased:
  A Class .....................................         (787,363)     (791,126)
  B Class .....................................          (96,345)      (59,433)
  C Class .....................................          (87,039)      (23,455)
                                                        --------     ---------
                                                        (970,747)     (874,014)
                                                        --------     ---------
Net increase (decrease) .......................         (368,245)      163,288
                                                        ========     =========

                                                  Tax-Free USA Intermediate Fund
                                                  ------------------------------
                                                        Six Months      Year
                                                          Ended         Ended
                                                         2/29/00       8/31/99
                                                       (Unaudited)

Shares sold:
  A Class .....................................          429,237       832,658
  B Class .....................................          115,321        83,273
  C Class .....................................           13,464       197,336

Shares issued upon reinvestment of
  distributions from net investment
  income and net realized gain
  on investments:
  A Class .....................................           34,920        63,937
  B Class .....................................            2,277         5,264
  C Class .....................................            3,670         6,845
                                                        --------     ---------
                                                         598,889     1,189,313
                                                        --------     ---------
Shares repurchased:
  A Class .....................................         (679,991)     (552,340)
  B Class .....................................         (112,341)      (55,453)
  C Class .....................................          (73,235)      (68,440)
                                                        --------     ---------
                                                        (865,567)     (676,233)
                                                        --------     ---------
Net increase (decrease) .......................         (266,678)      513,080
                                                        ========     =========

--------------------------------------------------------------------------------

4. Capital Shares  (continued)
Transactions in capital shares were as follows:

                                                   National High-Yield Municipal
                                                              Bond Fund
                                                   -----------------------------
                                                         Six Months    Year
                                                           Ended       Ended
                                                          2/29/00     8/31/99
                                                        (Unaudited)

Shares sold:
  A Class .......................................       1,032,035    2,603,990
  B Class .......................................         499,037    1,182,472
  C Class .......................................         386,050      683,365

Shares issued upon reinvestment of
  distributions from net investment
  income and net realized gain
  on investments:
  A Class .......................................         141,566      224,884
  B Class .......................................          28,434       40,109
  C Class .......................................          16,942       23,840
                                                       ----------   ----------
                                                        2,104,064    4,758,660
                                                       ----------   ----------
Shares repurchased:
  A Class .......................................      (1,305,646)    (957,179)
  B Class .......................................        (551,073)    (137,289)
  C Class .......................................        (309,871)    (150,648)
                                                       ----------   ----------
                                                       (2,166,590)  (1,245,116)
                                                       ----------   ----------
Net increase (decrease) .........................         (62,526)   3,513,544
                                                       ==========   ==========

5. Lines of Credit
Effective October 8, 1999, the Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement.

Prior to October 8, 1999, the Funds had committed lines of credit for the following amounts:

Tax-Free USA Fund ..............................................   $19,500,000
Tax-Free Insured Fund ..........................................     2,400,000
Tax-Free USA Intermediate Fund .................................       800,000
National High-Yield Municipal Bond Fund ........................     3,000,000

No amounts were outstanding at February 29, 2000, or at any time during the period.

 6. Market and Credit Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that markets may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These insured securities have been identified in the Statements of Net Assets.

The National High-Yield Municipal Bond Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman,
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682


(2942)                                         Printed in the USA
SA-011 [2/00] PP 4/00                                      (J5757)